                                                                     Exhibit 3.1

                AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                      OF
                                 BRIAZZ, INC.

     Pursuant to RCW 23B.10.070, the following constitutes Amended and Restated Articles of Incorporation of the undersigned, a Washington corporation.

                                ARTICLE 1. NAME

     The name of this Company (the "Company") is BRIAZZ, INC.

                           ARTICLE 2. CAPITAL STOCK

2.1  Authorized Capital
     ------------------

     2.1.1 On the date the Amended and Restated Articles of Amendment effecting this provision are filed with the Secretary of State of the State of Washington (the "Effective Date"), a one-for-six (1:6) reverse stock split of the Company's capital stock shall become effective, pursuant to which each share of capital stock issued and outstanding immediately prior to the Effective Date shall, upon the Effective Date, automatically and without any further action by the Company or the holder of any issued shares, be reclassified and combined into one-sixth (1/6th) of a share of capital stock of the same class or series of capital stock. Upon the Effective Date there shall be no equitable adjustment of the amount which any class or series of capital stock is entitled to receive upon liquidation or redemption of such class or series, nor shall this reverse stock split be deemed an Extraordinary Common Stock Event for purposes of adjustment to the amount of the conversion price of any series of Preferred Stock. Upon the Effective Date, all such amounts shall be as stated herein.

     2.1.2 After giving effect to the foregoing reverse stock split, the total number of shares which this Company is authorized to issue is One Hundred Fifty Million (150,000,000), consisting of One Hundred Million (100,000,000) shares of Common Stock and Fifty Million (50,000,000) shares of Preferred Stock. The Common Stock is subject to the rights and preferences of the Preferred Stock as hereinafter set forth.

2.2. Issuance of Preferred Stock in Series
     -------------------------------------

     The Preferred Stock may be issued from time to time in one or more series in any manner permitted by law and the provisions of these Amended and Restated Articles of Incorporation, as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for the issuance thereof, prior to the issuance of any shares thereof. The Board of Directors shall have the authority to fix and determine and to amend, subject to the provisions hereof, the designation, preferences, and limitations and relative rights of the shares of any series that is wholly unissued or is to be established. Unless otherwise specifically provided in the resolution establishing any series, the Board of Directors shall further have authority, after the issuance of shares of a series whose number it has designated, to amend the resolution establishing such series to decrease the number of shares of that series, but not below the number of shares of such series then outstanding. In the event that there are no issued or outstanding shares of a series of Preferred Stock which this Company has been authorized to issue, unless otherwise specifically provided in the resolution establishing such series, the Board of Directors, without any further action on the part of the holders of the outstanding shares of any class or series of stock of this Company, may amend these Amended and Restated Articles of Incorporation to delete all reference to such series.

2.3. Series A Stock
     --------------

     An aggregate of Thirty-Three Thousand (33,000) shares of Preferred Stock are hereby designated as Series A Convertible Preferred Stock (the "Series A Stock"). The rights, preferences, privileges and limitations granted to and imposed on the Series A Stock are as set forth below:
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     2.3.1.  Liquidation Rights
             ------------------

               Upon the voluntary or involuntary dissolution, liquidation or winding up of the Company, a sale of substantially all of the assets of the Company or a merger, consolidation or statutory share exchange in which the Company's shareholders do not continue to own at least fifty percent (50%) of the voting power of the surviving entity (other than a transaction approved by a vote of the holders of Common Stock and the holders of each series of Preferred Stock voting separately and that contemplates the continuation of the Company or its business as a going concern)(any such event, a "Liquidation Event"), the Company's assets available for distribution to the Company's shareholders shall be distributed in the following order and amounts:

               (a)  Series A Stock. Upon full payment of the Series C
                    --------------
Liquidation Amount (as defined in Section 2.5.1(a)) and any other preferences in respect of the Series C Stock, if any assets remain in the Company, the holders of Series A Stock shall be entitled to receive, pari passu with the amounts payable to the holders of Series B Stock (pursuant to Section 2.4.1(a)) and prior and in preference to any distribution of any of the Company's assets to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to the sum of (i) $272.73 for each outstanding share of Series A Stock (the "Series A Base Amount"), (ii) an amount equal to an imputed dividend on the Series A Base Amount at the rate of eight percent (8%) per annum cumulative from the first date of issuance of the Series A Stock, less any dividends paid on the Series A Stock prior to any Liquidation Event and less declared but unpaid dividends to be paid pursuant to Section 2.3.1(a)(iii) and
(iii) any dividends on the Series A Stock declared but unpaid prior to any Liquidation Event, to the extent unpaid (together, the "Series A Liquidation Amount"). The Series A Liquidation Amount shall be subject to equitable adjustment in the event of any share dividend, share split, share distribution or combination with respect to such shares. If, upon the occurrence of a Liquidation Event and after full payment of the Series C Liquidation Amount and any other preferences in respect of the Series C Stock, the assets of the Company shall be insufficient to permit the payment of the full Series A Liquidation Amount to the holders of Series A Stock and the full Series B Liquidation Amount to the holders of the Series B Stock, then the assets of the Company available for distribution shall be distributed ratably as between the holders of shares of Series A Stock and the Series B Stock in the same proportion as the Series A Liquidation Amount bears to the Series B Liquidation Amount, and no distribution to other shareholders of the Company other than the holders of Series C Stock shall be made. If upon the occurrence of a Liquidation Event and after full payment of the Series C Liquidation Amount and any other preferences in respect of the Series C Stock, the assets and funds thus distributed among the holders of Series A Stock shall be insufficient to permit the payment to such holders of the full Series A Liquidation Amount, the amount available for distribution to the holders of Series A Stock shall be distributed ratably among the holders of Series A Stock in the same proportion as the full preferential amount each such holder would otherwise be entitled to receive bears to the total of the full preferential amount that would otherwise be payable to the holders of Series A Stock. The assets distributed to the holders of Series A Stock and Series B Stock, respectively, shall be allocated between the two series so as to be as nearly as possible of identical character and type.

               (b)  Common Stock.  Upon full payment of the Series C Liquidation
                    ------------
Amount, the Series A Liquidation Amount, the Series B Liquidation Amount (as defined in Section 2.4.1(a)) and any other preferences, if any assets remain in the Company, the holders of Common Stock shall be entitled to receive an amount per share equal to the sum of (i) $100.00 for each outstanding share of Common Stock (the "Common Base Amount"), (ii) an amount equal to an imputed dividend on the Common Base Amount at the rate of eight percent (8%) per annum cumulative from the first date of issuance of the Series A Stock, less any dividends paid on the Common Stock prior to any Liquidation Event and less declared but unpaid dividends to be paid pursuant to Section 2.3.1(b)(iii) and (iii) any dividends on the Common Stock declared but unpaid prior to any Liquidation Event, to the extent unpaid (together, the "Common Liquidation Amount"). The Common Liquidation Amount shall be subject to equitable adjustment in the event of any share dividend, share split, share distribution or combination with respect to such shares. If upon the occurrence of such Liquidation Event, the assets and funds thus distributed among the holders of Common Stock shall be insufficient to permit the payment to such holders of the full aforesaid amounts, then the remaining assets and funds of the Company legally available for distribution to holders of Common Stock shall be distributed ratably among such holders in the same proportion as the full amount each such holder would otherwise be entitled to receive bears to the total of the full amount that would otherwise be payable to the holders of Common Stock.

               (c)  Residual Amounts.  Upon full payment of the Series C
                    ----------------
Liquidation Amount, the Series A Liquidation Amount, the Series B Liquidation Amount, the Common Liquidation Amount and any other preferences, if any assets remain in the Company, the holders of Common Stock, Series A Stock, Series B Stock and Series C Stock shall be entitled to share ratably (as though all such shares of Series A Stock, Series B Stock and Series C Stock had been converted to Common Stock at the then applicable Series A Conversion Price, Series B Conversion Price and Series C Conversion Price, respectively, under the provisions of the Company's Articles of Incorporation, as at any time amended) in the Company's remaining assets.

               (d)  Distributions Other Than Cash.  Whenever the distribution
                    -----------------------------
provided for in this Section 2.3.1 or in Section 2.4.1 or Section 2.5.1 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined as follows. The Company and the holders of a majority of Series A Stock, of Series B Stock and of Series C Stock (voting separately), shall, within thirty (30) days after notice of such distribution, attempt to agree upon the fair market value of such property. If no such agreement is reached within such 30-day period, the Company and the holders of a majority of Series A Stock, of Series B Stock and of Series C Stock (voting separately) shall appoint, by agreement among the Company and the holders of the majority of Series A Stock, of Series B Stock and of Series C Stock (voting separately), an appraiser for the purposes of determining such value. The appraiser shall complete his, her or its appraisal within thirty (30) days from the date of his, her or its appointment. If the Company and the holders of a majority of Series A Stock, of Series B Stock and of Series C Stock (voting separately) are unable to agree upon the appointment of an appraiser, the appraiser shall be appointed by the Presiding Judge of the King County Superior Court upon the written request of either party with written notice of such request being given to the other party. The determination of the appraiser shall be final and binding on the parties to this Agreement. The cost of any such appraisal shall be borne by the Company.

     2.3.2.    Voting Rights
               -------------

               (a)  General.  Each holder of Series A Stock shall be entitled
                    -------
to vote on all matters upon which holders of Common Stock would be entitled to vote and shall be entitled to that number of votes equal to the number of whole shares of Common Stock into which such holder's shares of Series A Stock could be converted under Section 2.3.3, at the record date for the determination of shareholders entitled to vote on such matter, or, if no such record date is established, at the day before the first notice of the meeting of shareholders at which the vote is to be taken is delivered to shareholders, or the date any written consent of shareholders is solicited if the vote is not to be taken at a meeting. Except as otherwise expressly provided in the Company's Articles of Incorporation, as such may be amended from time to time, or by the Washington Business Corporation Act, the holders of shares of Series A Stock, Series B Stock, Series C Stock and Common Stock shall vote together as a single voting group on all matters.

               (b)  Protective Provisions.  For as long as at least twenty
                    ---------------------
percent (20%) of the highest number of shares of Series A Stock at any time issued (such highest number, the "Series A Stock Base") remains outstanding, without the affirmative consent of the holders of at least a majority of Series A Stock then outstanding, voting as a separate voting group, given by written consent or by vote at a meeting called for such purpose for which notice shall have been duly given to the holders of Series A Stock, the Company shall not:

                    (i)   amend its Articles of Incorporation;

                    (ii) create or issue (or obligate itself to create or issue) any security of the Company ranking on a parity with or senior to the Series A Stock except for the Series B Stock and the Series C Stock;;

                    (iii) approve or effect any Liquidation Event;

                    (iv) declare or pay any dividend or other distribution on the Common Stock, or repurchase shares of capital stock except for (x) redemptions of Series A Stock, Series B Stock and Series C Stock in accordance with these Articles of Incorporation, (y) repurchases not in excess of $500,000 in any twelve-month period in connection with the exercise of rights of first refusal granted to the Company by its shareholders, other than stock repurchase rights granted to the Company in stock transfer or similar agreements with employee shareholders, and (z) repurchases not in excess of $100,000 in any twelve-month period in connection with the exercise of stock repurchase rights granted to the Company in stock transfer or similar agreements with employee shareholders;

                    (v)   change the size of the Board of Directors;

                    (vi) effect any acquisition, or make any investment in a third party, in which the value of the aggregate consideration paid or given by the Company exceeds $5,000,000; or

                    (vii) license the BRIAZZ name or any other material tradename to any third party.

     2.3.3.  Conversion Rights
             -----------------

     The holders of Series A Stock shall have the following rights with respect to the conversion of Series A Stock into Common Stock:

               (a)  General.
                    -------

                    (i)   Voluntary Conversion.  Any share of Series A Stock
                          --------------------
may, at the option of the holder, be converted at any time into such number of fully paid and nonassessable shares of Common Stock as is equal to the product obtained by multiplying the Series A Conversion Rate (determined under Section 2.3.3(b)) by the number of shares of Series A Stock being converted.

                    (ii)  Mandatory Conversion.  Each share of Series A Stock
                          --------------------
shall be converted automatically, without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent, into that number of shares of Common Stock into which such Series A Stock is convertible pursuant to Section 2.3.3(a)(i) upon the earliest to occur of (A) immediately prior to the closing of a firm commitment underwritten public offering by the Company of shares of Common Stock registered under the Securities Act of 1933, as amended, in which the gross offering proceeds are at least $15,000,000 (before deduction of underwriters' discounts and commissions and expenses of the offering) and the per share price at which such shares of Common Stock are offered to the public is at least two (2) times the Series B Conversion Price then in effect (a "Qualified IPO") or (B) conversion into Common Stock of that number of shares of Series A Stock as shall equal, when taken together with any prior conversions of Series A Stock, more than fifty percent (50%) of the Series A Stock Base. Any such automatic conversion shall take precedence over and shall occur irrespective of any notice of redemption of any shares of Series A Stock if such conversion occurs prior to the applicable Redemption Date (as defined in Section 2.3.5(d)) for such shares.

               (b)  Conversion Rate.  The conversion rate for Series A Stock
                    ---------------
in effect at any time (the "Series A Conversion Rate") shall equal $272.73 divided by the Series A Conversion Price, calculated as provided in Section 2.3.3(c).

               (c)  Conversion Price.  The conversion price for Series A Stock
                    ----------------
in effect from time to time, except as adjusted in accordance with Section 2.3.3(d), shall be $272.73 per share (the "Series A Conversion Price").

               (d)  Adjustments to Applicable Conversion Prices.
                    -------------------------------------------

                    (i)   Extraordinary Common Stock Event.  Upon the happening
                          --------------------------------
of an Extraordinary Common Stock Event after the date of the initial issuance of any shares of Series A Stock, the Series A Conversion Price shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the then effective Series A Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event, and the product so obtained shall thereafter be the Series A Conversion Price. The Series A Conversion Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events. "Extraordinary Common Stock Event" shall mean (x) the issuance of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock of the Company, (y) a subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or (z) a combination of outstanding shares of Common Stock into a smaller number of shares of Common Stock.

                    (ii)  Sale of Shares Below Applicable Conversion Prices.
                          -------------------------------------------------

                          (A)   If at any time the Company shall issue any
Additional Stock (as defined in Section 2.3.3(d)(iii)) without consideration or for a consideration per share less than the Series A Conversion Price in effect immediately before the issuance of such Additional Stock, the Series A Conversion Price in effect upon issuance (except as otherwise provided in this Section 2.3.3(d)(ii)) shall be adjusted to a price equal to the quotient obtained by dividing the total computed under clause (I) below by the total computed under clause (II) below, as follows:

                                (I)    an amount equal to the sum of (1) the
result obtained by multiplying the number of shares of Common Stock deemed outstanding immediately before such issuance (which shall include the actual number of shares outstanding, plus all shares then reserved for issuance upon the conversion of all outstanding Preferred Stock) by the Series A Conversion Price then in effect and (2) the aggregate consideration, if any, received by the Company upon the issuance of such Additional Stock and

                                (II)   the number of shares of Common Stock
outstanding immediately after such issuance (including the shares deemed outstanding as provided in (I) above including, without limitation, the shares reserved for issuance upon the conversion of all outstanding Preferred Stock after giving effect to the issuance of Additional Stock which causes this adjustment but before the operation of anti-dilution provisions contained in the terms of any outstanding or deemed-outstanding securities of the Company).

                          (B)   No adjustment of the Series A Conversion Price
shall be made in an amount less than $.01 per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be taken into account in any subsequent adjustment made to the Series A Conversion Price. Except as provided in Sections 2.3.3(d)(ii)(E)(III) and (IV), no adjustment of the Series A Conversion Price shall have the effect of increasing the Series A Conversion Price above the Series A Conversion Price in effect immediately before such adjustment.

                          (C)   In the case of the issuance of Common Stock for
cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

                          (D)   In the case of the issuance of Common Stock for
consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Company's Board of Directors irrespective of any accounting treatment.

                          (E)   In the case of the issuance of options to
purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities (which options, rights or convertible or exchangeable securities are not excluded from the definition of Additional Stock), in applying the provisions of Section 2.3.3(d)(ii)(A), the following provisions shall apply:

                                (I)    the aggregate maximum number of shares of
Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued for a consideration equal to the consideration (determined in the manner provided in Sections 2.3.3(d)(ii)(C) and (D)) received by the Company upon the issuance of such options or rights, plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby, but no further adjustment to the Series A Conversion Price shall be made for the actual issuance of

Common Stock upon the exercise of such options or rights in accordance with their terms (other than adjustments pursuant to Section 2.3.3(d)(ii)(E)(III));

                                (II)   the aggregate maximum number of shares of
Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued for a consideration equal to the consideration received by the Company for any such securities and related options or rights, plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections 2.3.3(d)(ii)(C) and (D)), but no further adjustments to the Series A Conversion Price shall be made for the actual issuance of Common Stock upon the conversion or exchange of such securities in accordance with their terms (other than adjustments pursuant to Section 2.3.3(d)(ii)(E)(III));

                                (III)  if such options, rights or convertible or
exchangeable securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Series A Conversion Price computed upon the original issue thereof, and any subsequent adjustments based thereon, shall, upon such increase or decrease becoming effective, be recomputed to reflect such increase or decrease with respect to such options, rights and securities not already exercised, converted or exchanged before such increase or decrease became effective, but no further adjustment to the Series A Conversion Price shall be made for the actual issuance of Common Stock upon the exercise of any such options or rights or the conversion or exchange of such securities in accordance with their terms;

                                (IV)   upon the expiration of any such options
or rights, the termination of any such rights to convert or exchange, or the expiration of any options or rights related to such convertible or exchangeable securities, the Series A Conversion Price shall forthwith be readjusted to such Series A Conversion Price as would have been obtained had the adjustment that was made upon the issuance of such options, rights or securities, or options or rights related to such securities, been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities, and

                                (V)    if any such options or rights shall be
issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such options or rights by the parties thereto, such options or rights shall be deemed to have been issued for such consideration as determined in good faith by the Company's Board of Directors.

                    (iii) Additional Stock.  "Additional Stock" shall mean any
                          ----------------
shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock issued (or deemed to have been issued pursuant to Section 2.3.3(d)(ii)(E)) by the Company after the date of first issuance of Series A Stock other than:

                          (A)   Common Stock issued pursuant to an Extraordinary
Common Stock Event;

                          (B)   up to 572,500 shares of Common Stock (as
proportionally adjusted to take into account stock splits, stock dividends, stock consolidations and the like) issued or issuable pursuant to stock options, restricted stock grants or stock bonuses granted to employees;

                          (C)   Common Stock issued or issuable pursuant to
stock options or awards granted to executive officers or directors of the Company as a condition of their service, which shall have been approved by the written consent of the directors nominated by holders of Series A Stock and the director nominated by Whitney Equity Partners, L.P. (provided it is entitled to nominate a director at the time of grant) and the director[s] nominated by the holders of Series C Stock in accordance with the terms of that certain Shareholders'

Agreement, dated as of October 18, 1996, as amended and restated as of August 15, 1997 and amended as of July__, 1999, and as may be further amended from time to time, among the Company and its shareholders;

                          (D)   Common Stock issued or issuable upon conversion
of Series A Stock, Series B Stock or Series C Stock;

                          (E)   Up to 20,000 options to purchase Common Stock
granted per annum at fair market value as determined by the Board of Directors to each director who is not an employee of the Company;

                          (F)   Common Stock issued in connection with the
acquisition of assets or stock of a business that has been approved by the unanimous affirmative vote of all of the directors;

                          (G)   Common Stock issued or issuable upon conversion
or exercise of any securities convertible into or exchangeable or exercisable for shares of Common Stock provided that such securities are designated as excluded from the definition of Additional Stock by the prior vote or written consent of holders of two-thirds of the Series A Stock then outstanding, voting as a class; and

                          (H)   additional shares of Common Stock that are
issued or become issuable upon conversion or exercise of other outstanding securities of the Company, including outstanding Series B Stock, as a result of the operation of anti-dilution provisions which are contained in the original terms of such securities and which provide for anti-dilution adjustments under substantially the same circumstances and according to the same adjustment formula as specified in Section 2.3.3(d)(ii).

               (e)  Capital Reorganization or Reclassification.  If the Common
                    ------------------------------------------
Stock issuable upon the conversion of Series A Stock shall be changed into the same or a different number of shares of any class or classes of stock of the Company, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for in
Section 2.3.3(d)(i)), then and in each such event the holder of each share of Series A Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such share of Series A Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

               (f)  Accountant's Certificate as to Adjustments Notice by the
                    --------------------------------------------------------
Company. In each case of an adjustment or readjustment of the  Series A
--------
Conversion Rate, the Company at its expense will furnish each holder of Series A Stock, as applicable, with a certificate, prepared by independent public accountants of recognized standing if so required in writing by holders of a majority of the outstanding Series A Stock, showing such adjustment or readjustment and stating in detail the facts upon which such adjustment or readjustment is based.

               (g)  Exercise of Conversion Privilege.
                    --------------------------------

                     (i)  Generally.  Promptly after receiving the certificate
                          ---------
representing shares of any Series A Stock being converted, the Company shall:
(A) issue and deliver to the holder of the shares being converted, or, if permitted by applicable securities laws, to the nominee or nominees of such holder, a certificate or certificates as such holder may request for the number of whole shares of Common Stock issuable in accordance with the provisions of this Section 2.3.3 upon the conversion of such shares of Series A Stock, (B) pay to such holder or its nominee any declared but unpaid dividends on the shares being converted and (C) pay to such holder cash, as provided in Section 2.3.3(h), in respect of any fraction of a share of Common Stock issuable upon such conversion. Conversion shall be deemed to have been effected immediately prior to the close of business on the Series A Conversion Date (as defined below for voluntary conversions and for mandatory conversions), and at such time, whether or not certificates representing the shares being converted shall have been received by the Company or its transfer agent in the case of a mandatory conversion, the rights of the holder as holder of the converted shares of Series A Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

                     (ii)   Voluntary Conversion.  Before any holder of shares
                            --------------------
of Series A Stock shall be entitled to voluntarily convert such shares to Common Stock pursuant to Section 2.3.3(a)(i), such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for such shares and, if appropriate, shall give written notice by mail, postage prepaid, addressed to the same location at which the certificate or certificates were or will be surrendered, of the election to convert such shares and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. With respect to a voluntary conversion pursuant to Section 2.3.3(a)(i), the date when written notice of the holder's election to convert is received by the Company or a transfer agent for the shares to be converted, together with the certificate or certificates representing the shares to be converted, shall be the "Series A Conversion Date." Notwithstanding the foregoing, if a holder of shares of Series A Stock conditions such voluntary conversion on the occurrence or non-occurrence of a stated event, the date on which such event shall occur (or fail to occur, as the case may be) shall be the "Series A Conversion Date."

                     (iii)  Mandatory Conversion.  Holders of shares of Series
                            --------------------
A Stock converted pursuant to the mandatory conversion provisions of Section 2.3.3(a)(ii) shall promptly surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for such shares and, if other than the record holder of the converted shares, shall state the name or names in which the certificate or certificates for shares of Common Stock are to be issued. Whether or not such certificate or certificates have been so surrendered, with respect to mandatory conversions pursuant to Section 2.3.3(a)(ii), the applicable date specified in Section 2.3.3(a)(ii) for automatic conversion shall be the "Series A Conversion Date."

               (h)   Cash in Lieu of Fractional Shares.  No fractional shares of
                     ---------------------------------
Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series A Stock, but the Company shall pay to the holder of such shares a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a reasonable manner prescribed by the Board) at the close of business on the Series A Conversion Date. The determination as to whether or not any fractional shares are issuable shall be based upon the total number of shares of Series A Stock being converted at any one time by any holder thereof, not upon each share of Series A Stock being converted.

               (i)   Partial Conversion.  In the event some but not all of the
                     ------------------
shares of Series A Stock represented by a certificate or certificates surrendered by a holder are converted, the Company shall execute and deliver to or on the order of the holder, at the expense of the Company, a new certificate representing the shares of Series A Stock that were not converted.

               (j)   Reservation of Common Stock.  The Company shall at all
                     ---------------------------
times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Stock, such number of its shares of Common Stock as shall, while also taking into account shares issuable upon exercise of warrants or options or upon conversion of any other convertible securities, from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Stock and, if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Stock, the Company shall as soon as reasonably practicable take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

     2.3.4.  No Reissuance of Stock

               No share or shares of Series A Stock converted, purchased or otherwise acquired by the Company shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares that the Company shall be authorized to issue. The Company may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of Series A Stock accordingly.

     2.3.5.    Redemption
               ----------

               (a)   No Call.  The Company shall not have the right to call for
                     -------
redemption all or any part of the Series A Stock, but may, pursuant to the terms of this Section 2.3.5, have the obligation to redeem Series A Stock.

               (b)  Series A Stock Redemption.  The Series A Stock is subject to
                    -------------------------
redemption upon the ninth anniversary of the first issuance of any shares of Series A Stock (or such later date on or before the eleventh anniversary of such first issuance as shall have been approved at any time or times prior to such eleventh anniversary by vote or written consent of the majority of the outstanding shares of Series A Stock) upon written request directed to the Company for such redemption by the holders of a majority of the Series A Stock then outstanding. Upon such request (a "Series A Redemption Event"), the Company shall be obligated to redeem, on each of the Series A Redemption Date (as defined below, which date shall not be earlier than the Series B Redemption Date or the Series C Redemption Date) and the first and second anniversaries thereof or one or two sooner dates at the Company's election (but no earlier than the comparable Series B Redemption Date or Series C Redemption Date or the comparable Series B Further Redemption Date or Series C Further Redemption Date) (each, a "Series A Further Redemption Date"), at least one third (1/3) of the aggregate amount of Series A Stock issued and outstanding upon such ninth anniversary (or such lesser amount of shares as shall then be outstanding) whose holders shall request redemption pursuant to Section 2.3.5(d).

               (c)  Redemption Price.  The redemption price per share of Series
                    ----------------
A Stock shall be equal to the Series A Liquidation Amount as set forth in
Section 2.3.1(a) (the "Series A Redemption Price") except that all references therein to a "Liquidation Event" shall, for purposes of this Section 2.3.5(c), be calculated with reference to the applicable Series A Redemption Date (unless otherwise set forth in subsection (g) hereof).

               (d)  Notice of Redemption.  Within five (5) business days
                    --------------------
following receipt by the Company of notice of a Series A Redemption Event, the Company shall mail by certified or registered mail a written notice (a "Series A Redemption Notice") to each holder of record of Series A Stock and Series B Stock, at the address last shown on the records of the Company, with a copy of the Series A Redemption Notice to each such holder sent by facsimile transmission or by tested or otherwise authenticated telex. Each Series A Redemption Notice shall state that a redemption pursuant to this Section 2.3.5 has been requested and shall specify the date fixed for redemption of the first of the three groups of shares to be redeemed (the "Series A Redemption Date"), which date shall be not less than thirty (30) nor more than forty-five (45) days after the mailing of the Series A Redemption Notice by the Company to such holders, shall specify the number of shares of Series A Stock that could be redeemed from each holder of Series A Stock on the Series A Redemption Date (which, at the Company's election, may exceed the number of shares required to be redeemed on such date pursuant to Section 2.3.5(b)), shall state the Series A Redemption Price anticipated to be in effect on the Series A Redemption Date and shall call upon such holder of Series A Stock to surrender to the Company, in the manner and at the place designated, his, her or its certificate or certificates representing Series A Shares to be redeemed. Any holder of Series A Stock desiring to exercise its redemption rights upon the receipt of a Series A Redemption Notice shall within fifteen (15) days of receiving the Series A Redemption Notice give written notice to the Company (a "Series A Redemption Response") stating the aggregate number of shares of Series A Stock such holder desires to have redeemed on the Series A Redemption Date and the Series A Further Redemption Dates. Not less than thirty (30) nor more than forty-five
(45) days prior to each Series A Further Redemption Date, the Company shall mail by certified or registered mail a written notice (a "Series A Further Redemption Notice") to each holder of record of Series A Stock and Series B Stock, at the address last shown on the records of the Company, with a copy of the Series A Redemption Notice to each such holder sent by facsimile transmission or by tested or otherwise authenticated telex. Each Series A Further Redemption Notice shall specify the number of shares of Series A Stock to be redeemed from each holder of Series A Stock on such Series A Further Redemption Date (which, at the Company's election, may exceed the number of shares required to be redeemed on such date pursuant to Section 2.3.5(b)), shall state the Series A Redemption Price anticipated to be in effect on such Series A Further Redemption Date and shall call upon such holder of Series A Stock to surrender to the Company, in the manner and at the place designated, his, her or its certificate or certificates representing Series A Shares to be redeemed. No defect in the Series A Redemption Notice or any response thereto, in any Series A Further Redemption Notice, or in the mailing or publication thereof shall affect the validity of the redemption proceeding with respect to the Company or any holder of Series A Stock; provided, however, that the Company or such holder has timely
                   -----------------
received the Series A Redemption Notice or any Series A Further Redemption Notice, or that, if such holder has not timely received the Series A Redemption Notice or any Series A Further Redemption Notice, such holder is permitted to participate in the portion of the redemption to which the Series A Redemption Notice or such Series A Further Redemption Notice relates within thirty (30) days of receiving the Series A Redemption Notice or such Series A Further Redemption Notice. Notwithstanding anything to the contrary in this Section 2.3.5(d) or in Section 2.4.5(d), in the event a Series B Redemption Date or Series C Redemption Date or a Series B Further Redemption Date or Series C Further Redemption Date is to occur within 45 days of a Series A

Redemption Date or Series A Further Redemption Date, as the case may be, each holder of Series A Stock may then elect to have his, her or its Series A Stock redeemed on the Series B Redemption Date or Series C Redemption Date or on the Series B Further Redemption Date or Series C Further Redemption Date, as the case may be, simultaneously with the redemption of the Series B Stock or Series C Stock on such date. In the event a holder of Series A Stock elects by written notice to the Company prior to the relevant Series B Redemption Date or Series C Redemption Date or the relevant Series B Further Redemption Date or Series C Further Redemption Date to have its stock redeemed on such Series B Redemption Date or Series C Redemption Date or on such Series B Further Redemption Date or Series C Further Redemption Date, as the case may be, then all references in this Section 2.3.5 to the Series A Redemption Date or Series A Further Redemption Date with respect to such holder shall instead mean the relevant Series B Redemption Date or Series C Redemption Date or the relevant Series B Further Redemption Date or Series C Further Redemption Date selected by such holder, provided, however, that the time within which such holder must respond to the Company shall run from such holder's receipt of the Series A Redemption Notice or Series A Further Redemption Notice, as the case may be. All other provisions of this Section 2.3.5 shall remain applicable to such holder as so amended.

               (e)  Surrender of Stock.  On or before the Series A Redemption
                    ------------------
Date and each Series A Further Redemption Date, each holder of shares of Series A Stock, the redemption of which was requested by the holder pursuant to Section 2.3.5(d) and which are to be redeemed on the Series A Redemption Date or such Series A Further Redemption Date, shall surrender the certificate or certificates evidencing such shares to the Company at any place designated for such surrender in the Series A Redemption Notice or Series A Further Redemption Notice, as the case may be, and shall then be entitled to receive payment therefor from funds legally available, in cash by wire transfer or by bank-certified check of the Series A Redemption Price for each share of Series A Stock to be redeemed on the Series A Redemption Date or such Series A Further Redemption Date. If less than all the shares represented by a share certificate are to be redeemed, the Company shall promptly issue a new certificate representing the shares not redeemed.

               (f)  Failure to Redeem.  If the Company shall fail to discharge
                    -----------------
an obligation to redeem shares of Series A Stock or Series B Stock on the Series A Redemption Date or Series B Redemption Date or a Series A Further Redemption Date or Series B Further Redemption Date, as the case may be, pursuant to this
Section 2.3.5 or 2.4.5 (a "Series A Redemption Obligation" and "Series B Redemption Obligation," respectively), such Series A Redemption Obligation and Series B Redemption Obligation, respectively, shall be discharged, pro rata with respect to each holder of Series A Stock or Series B Stock, respectively, based on the number of shares requested to be redeemed, as soon as the Company is permitted by law to discharge such Series A Redemption Obligation or Series B Redemption Obligation and has discharged in full (with interest) any Series C Redemption Obligation in accordance with Section 2.5.5(f), together with interest on the unpaid Series A Redemption Obligation and Series B Redemption Obligation then due at the rate of ten percent (10%) per annum from the time of default in the payment of such Series A Redemption Obligation or Series B Redemption Obligation. Furthermore, the Company's obligation to redeem shares of Series A Stock or Series B Stock on any Series A Further Redemption Dates or Series B Further Redemption Dates to follow the Series A Redemption Date or Series A Further Redemption Date or Series B Redemption Date or Series B Further Redemption Date with respect to which the default occurred shall accelerate and become part of the Series A Redemption Obligation or Series B Redemption Obligation (except that amounts so accelerated shall accrue interest at a rate of eight percent (8%) per annum from the time of default in the payment of the Series A Redemption Obligation or Series B Redemption Obligation and shall be discharged after or simultaneously with the discharge of the original portion of the Series A Redemption Obligation or Series B Redemption Obligation bearing interest at ten percent (10%)). If and so long as any Series A Redemption Obligation or Series B Redemption Obligation shall not fully be discharged, the Company shall not, directly or indirectly, declare or pay any dividend or make any distribution on, or purchase, redeem, or satisfy any mandatory redemption, sinking fund or other similar obligation. The provisions of this Section 2.3.5(f) and of Section 2.4.5(f) shall be in addition to, and not in derogation of, any and all other rights and remedies of the holders of Series A Stock and Series B Stock, whether at law or in equity, arising from any failure of the Company to discharge any Series A Redemption Obligation or Series B Redemption Obligation, and each holder of Series A Stock or Series B Stock shall be deemed an unsecured general creditor of the Company to the extent of any failure of the Company to discharge any Series A Redemption Obligation or Series B Redemption Obligation with respect to such holder's Series A Stock or Series B Stock.

               (g)  Status of Redeemed Shares.  From and after the Series A
                    -------------------------
Redemption Date or a Series A Further Redemption Date, all dividends or imputed dividends on shares of Series A Stock to be redeemed on the Series A Redemption Date or such Series A Further Redemption Date shall cease to accrue and all rights of holders of such shares shall cease, except the right of holders of such shares to receive the Series A Redemption Price against delivery of certificates representing such shares (together with any rights under Section 2.3.5(f) in respect of any default on a Series A Redemption Obligation), and such shares shall cease to be outstanding. Shares which any holder has indicated in such holder's Series A Redemption Response are to be redeemed shall continue to be held by such holder with all incidents of ownership (including, without limitation, the right of conversion) until such shares have been surrendered on the Series A Redemption Date or a Series A Further Redemption Date.

     2.3.6.    Dividends
               ---------

     The holders of shares of the Series A Stock, Series B Stock and Series C Stock shall be entitled to receive dividends out of the Company's funds legally available therefor. Dividends shall be declared and set aside for any shares of the Series A Stock, Series B Stock and Series C Stock only upon resolution of the Company's Board; provided that:

               (a) no dividend, redemption or similar distribution may be declared or paid on shares of Common Stock if the net assets of the Company after such event would be insufficient to make payment of the Series C Liquidation Amount, Series A Liquidation Amount and Series B Liquidation Amount (whether or not such payment is to be paid) or any Series C Redemption Obligations, Series A Redemption Obligations and Series B Redemption Obligations pursuant to Sections 2.5.5, 2.3.5 and 2.4.5;

               (b) the Board may not declare or pay a dividend on the Common Stock (other than a dividend payable in shares of Common Stock) unless the Company has first paid in full a dividend at least as great on the Series A Stock, Series B Stock and Series C Stock based on the number of shares of Common Stock into which such shares of Series A Stock, Series B Stock and Series C Stock are then entitled to convert (as of the record date for the determination of holders of Common Stock entitled to receive such dividend) pursuant to the provisions of Section 2.3.3;

               (c) any dividend declared to be payable on the Common Stock in shares of Common Stock shall be treated as an Extraordinary Common Stock Event (as defined in Section 2.3.3(d)(i)), thus affecting the number of shares of Common Stock to be received upon the conversion of Series A Stock.

               (d) dividends on the Series A Stock may be declared and paid only simultaneously with the payment of dividends on the Series B Stock; and

               (e) dividends on each share of Series A Stock and Series B Stock, respectively, shall be declared pro rata based upon the Series A Base Amount and the Series B Base Amount, respectively, such that the per share dividend on the Series B Stock shall be 2.3833 times the per share dividend on the Series A Stock.

     2.3.7.  Notices of Record Date

     In the event of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any Liquidation Event or any Extraordinary Common Stock Event, the Company shall mail or deliver, or cause to be mailed or delivered, to each holder of Series A Stock a notice specifying (i) the date on which any such reorganization, reclassification, Extraordinary Common Stock Event or Liquidation Event is expected to become effective and (ii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization or Liquidation Event. Such notice shall be mailed or delivered at least twenty (20) days prior to the date specified in such notice on which such action is to be taken and no earlier than a similar notice to be sent to each holder of Series B Stock pursuant to Section 2.4.7.

2.4. Series B Stock
     --------------

     An aggregate of Thirty-Four Thousand Four Hundred Fifty (34,450) shares of Preferred Stock are hereby designated as Series B Convertible Preferred Stock (the "Series B Stock"). The provisions of this Section 2.4 have been consented to by a majority of the holders of the Series A Stock pursuant to Section 2.3.2(b)(ii) hereof at a meeting held August 14, 1997 and have been adopted by resolution of the Board of Directors of the Company. Any conflict between the provisions of this Section 2.4 and Section 2.3 of these Amended and Restated Articles of Incorporation shall be resolved in favor of the provisions of this
Section 2.4. The Series B Stock created hereby shall rank in order of payment and priority pari passu in all respects with the Series A Stock and all obligations with respect to the Series A Stock, including, without limitation, payment of the Series A Liquidation Amount and the Series A Redemption Price shall be pari passu in order of priority and payment with the corresponding Series B Liquidation Amount and Series B Redemption Price. The rights, preferences, privileges and limitations granted to and imposed on the Series B Stock are as set forth below:

     2.4.1.  Liquidation Rights
             ------------------

               Upon the occurrence of a Liquidation Event, the Company's assets available for distribution to the Company's shareholders shall be distributed in the following order and amounts:

               (a)  Series B Stock.  Upon full payment of the Series C
                    --------------
Liquidation Amount (as defined in Section 2.5.1(a)) and any other preferences in respect of the Series C Stock, if any assets remain in the Company, the holders of Series B Stock shall be entitled to receive, pari passu with the amounts payable to the holders of Series A Stock (pursuant to Section 2.3.1(a)) and prior and in preference to any distribution of any of the Company's assets to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to the sum of (i) $650.00 for each outstanding share of Series B Stock (the "Series B Base Amount"), (ii) an amount equal to an imputed dividend on the Series B Base Amount at the rate of eight percent (8%) per annum cumulative from the first date of issuance of the Series B Stock, less any dividends paid on the Series B Stock prior to any Liquidation Event and less declared but unpaid dividends to be paid pursuant to Section 2.4.1(a)(iii) and
(iii) any dividends on the Series B Stock declared but unpaid prior to any Liquidation Event, to the extent unpaid (together, the "Series B Liquidation Amount"). The Series B Liquidation Amount shall be subject to equitable adjustment in the event of any share dividend, share split, share distribution or combination with respect to such shares. If, upon the occurrence of a Liquidation Event and after full payment of the Series C Liquidation Amount and any other preferences in respect of the Series C Stock, the assets of the Company shall be insufficient to permit the payment of the full Series B Liquidation Amount to the holders of Series B Stock and the full Series A Liquidation Amount to the holders of Series A Stock, then the assets of the Company available for distribution shall be distributed ratably as between the holders of shares of Series A Stock and the Series B Stock in the same proportion as the Series A Liquidation Amount bears to the Series B Liquidation Amount, and no distribution to other shareholders of the Company other than the holders of Series C Stock shall be made. If upon the occurrence of a Liquidation Event and after full payment of the Series C Liquidation Amount and any other preferences in respect of the Series C Stock, the assets and funds thus distributed among the holders of Series B Stock shall be insufficient to permit the payment to such holders of the full Series B Liquidation Amount, the amount available for distribution to the holders of Series B Stock shall be distributed ratably among the holders of Series B Stock in the same proportion as the full preferential amount each such holder would otherwise be entitled to receive bears to the total of the full preferential amount that would otherwise be payable to the holders of Series B Stock. The assets distributed to the holders of Series A Stock and Series B Stock, respectively, shall be allocated between the two series so as to be as nearly as possible of identical character and type.

               (b)  Common Stock.  Upon full payment of the Series C Liquidation
                    ------------
Amount, the Series A Liquidation Amount, the Series B Liquidation Amount and any other preferences, if any assets remain in the Company, the holders of Common Stock shall be entitled to receive an amount per share equal to the Common Liquidation Amount. If upon the occurrence of such Liquidation Event, the assets and funds thus distributed among the holders of Common Stock shall be insufficient to permit the payment to such holders of the full aforesaid amounts, then the remaining assets and funds of the Company legally available for distribution to holders of Common Stock shall be distributed ratably among such holders in the same proportion as the full amount each such holder would otherwise be entitled to receive bears to the total of the full amount that would otherwise be payable to the holders of Common Stock.

               (c)  Residual Amounts.  Upon full payment of the Series C
                    ----------------
Liquidation Amount, the Series A Liquidation Amount, the Series B Liquidation Amount, the Common Liquidation Amount and any other preferences, if any assets remain in the Company, the holders of Common Stock, Series A Stock, Series B Stock and Series C Stock shall be entitled to share ratably (as though all such shares of Series A Stock, Series B Stock and Series C Stock had been converted to Common Stock at the then applicable Series A Conversion Price, Series B Conversion Price and Series C Conversion Price, respectively, under the provisions of the Company's Articles of Incorporation, as at any time amended) in the Company's remaining assets.

               (d)  Distributions Other Than Cash.  Whenever the distribution
                    -----------------------------
provided for in this Section 2.4.1 or in Section 2.3.1 or Section 2.5.1 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined as follows. The Company and the holders of a majority of Series B Stock, of Series A Stock and of Series C Stock (voting separately) shall, within thirty (30) days after notice of such distribution, attempt to agree upon the fair market value of such property. If no such agreement is reached within such 30-day period, the Company and the holders of a majority of Series B Stock, of Series A Stock and of Series C Stock (voting separately) shall appoint, by agreement among the Company and the holders of the majority of Series B Stock, of Series A Stock and of Series C Stock (voting separately), an appraiser for the purposes of determining such value. The appraiser shall complete his, her or its appraisal within thirty (30) days from the date of his, her or its appointment. If the Company and the holders of a majority of Series B Stock, of Series A Stock and of Series C Stock (voting separately) are unable to agree upon the appointment of an appraiser, the appraiser shall be appointed by the Presiding Judge of the King County Superior Court upon the written request of either party with written notice of such request being given to the other party. The determination of the appraiser shall be final and binding on the parties to this Agreement. The cost of any such appraisal shall be borne by the Company.

     2.4.2.    Voting Rights
               -------------

               (a)  General.  Each holder of Series B Stock shall be entitled
                    -------
to vote on all matters upon which holders of Common Stock would be entitled to vote and shall be entitled to that number of votes equal to the number of whole shares of Common Stock into which such holder's shares of Series B Stock could be converted under Section 2.4.3, at the record date for the determination of shareholders entitled to vote on such matter, or, if no such record date is established, at the day before the first notice of the meeting of shareholders at which the vote is to be taken is delivered to shareholders, or the date any written consent of shareholders is solicited if the vote is not to be taken at a meeting. Except as otherwise expressly provided in the Company's Articles of Incorporation, as such may be amended from time to time, or by the Washington Business Corporation Act, the holders of shares of Series A Stock, Series B Stock, Series C Stock and Common Stock shall vote together as a single voting group on all matters.

               (b)  Protective Provisions.  For as long as at least twenty
                    ---------------------
percent (20%) of the highest number of shares of Series B Stock at any time issued (such highest number, the "Series B Stock Base") remains outstanding, without the affirmative consent of the holders of at least two-thirds (2/3) in interest of the Series B Stock then outstanding, voting as a separate voting group, given by written consent or by vote at a meeting called for such purpose for which notice shall have been duly given to the holders of Series B Stock, the Company shall not:

                    (i)   amend its Articles of Incorporation;

                    (ii) create or issue (or obligate itself to create or issue) any security of the Company ranking on a parity with or senior to the Series B Stock except for the Series C Stock;

                    (iii) approve or effect any Liquidation Event;

                    (iv) declare or pay any dividend or other distribution on the Common Stock, or repurchase shares of capital stock except for (x) redemptions of Series A Stock, Series B Stock and Series C Stock in accordance with these Articles of Incorporation, (y) repurchases not in excess of $500,000 in any twelve-month period in connection with the exercise of rights of first refusal granted to the Company by its shareholders, other than stock repurchase rights granted to the Company in stock transfer or similar agreements with employee shareholders, and (z) repurchases not in excess of $100,000 in any twelve-month period in connection with the exercise of stock repurchase rights granted to the Company in stock transfer or similar agreements with employee shareholders;

                    (v)   change the size of the Board of Directors;

                    (vi) effect any acquisition, or make any investment in a third party, in which the value of the aggregate consideration paid or given by the Company exceeds $5,000,000; or

                    (vii) license the BRIAZZ name or any other material tradename to any third party.

     2.4.3.  Conversion Rights
             -----------------

     The holders of Series B Stock shall have the following rights with respect to the conversion of Series B Stock into Common Stock:

               (a)  General.
                    -------

                    (i)   Voluntary Conversion.  Any share of Series B Stock
                          --------------------
may, at the option of the holder, be converted at any time into such number of fully paid and nonassessable shares of Common Stock as is equal to the product obtained by multiplying the Series B Conversion Rate (determined under Section 2.4.3(b)) by the number of shares of Series B Stock being converted.

                    (ii)  Mandatory Conversion.  Each share of Series B Stock
                          --------------------
shall be converted automatically, without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent, into that number of shares of Common Stock into which such Series B Stock is convertible pursuant to Section 2.4.3(a)(i) upon the earliest to occur of (A) immediately prior to the closing of a Qualified IPO or (B) conversion into Common Stock of that number of shares of Series B Stock as shall equal, when taken together with any prior conversions of Series B Stock, more than two-thirds (2/3) of the Series B Stock Base. Any such automatic conversion shall take precedence over and shall occur irrespective of any notice of redemption of any shares of Series B Stock if such conversion occurs prior to the applicable Redemption Date (as defined in Section 2.4.5(d)) for such shares.

               (b)  Conversion Rate.  The conversion rate for Series B Stock
                    ---------------
in effect at any time (the "Series B Conversion Rate") shall equal $0.50 divided by the Series B Conversion Price, calculated as provided in Section 2.4.3(c).

               (c)  Conversion Price.  The conversion price for Series B Stock
                    ----------------
in effect from time to time, except as adjusted in accordance with Section 2.4.3(d), shall be $0.50 per share (the "Series B Conversion Price").

               (d)  Adjustments to Applicable Conversion Prices.
                    -------------------------------------------

                    (i)   Extraordinary Common Stock Event.  Upon the happening
                          --------------------------------
of an Extraordinary Common Stock Event after the date of the initial issuance of any shares of Series B Stock, the Series B Conversion Price shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the then effective Series B Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event, and the product so obtained shall thereafter be the Series B Conversion Price. The Series B Conversion Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

                    (ii)  Sale of Shares Below Applicable Conversion Prices.
                          -------------------------------------------------

                          (A)   If at any time the Company shall issue any
Additional Stock (as defined in Section 2.4.3(d)(iii)) without consideration or for a consideration per share less than the Series B Conversion

Price in effect immediately before the issuance of such Additional Stock, the Series B Conversion Price in effect upon issuance (except as otherwise provided in this Section 2.4.3(d)(ii)) shall be adjusted to a price equal to the quotient obtained by dividing the total computed under clause (I) below by the total computed under clause (II) below, as follows:

                               (I)  an amount equal to the sum of (1) the
result obtained by multiplying the number of shares of Common Stock deemed outstanding immediately before such issuance (which shall include the actual number of shares outstanding, plus all shares then reserved for issuance upon the conversion of all outstanding Preferred Stock) by the Series B Conversion Price then in effect and (2) the aggregate consideration, if any, received by the Company upon the issuance of such Additional Stock and

                               (II) the number of shares of Common Stock
outstanding immediately after such issuance (including the shares deemed outstanding as provided in (I) above including, without limitation, the shares reserved for issuance upon the conversion of all outstanding Preferred Stock after giving effect to the issuance of Additional Stock which causes the adjustment but before the operation of anti-dilution provisions contained in the terms of any outstanding or deemed-outstanding securities of the Company).

                         (B)   No adjustment of the Series B Conversion Price
shall be made in an amount less than $.01 per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be taken into account in any subsequent adjustment made to the Series B Conversion Price. Except as provided in Sections 2.4.3(d)(ii)(E)(III) and (IV), no adjustment of the Series B Conversion Price shall have the effect of increasing the Series B Conversion Price above the Series B Conversion Price in effect immediately before such adjustment.

                         (C)   In the case of the issuance of Common Stock for
cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

                         (D)   In the case of the issuance of Common Stock for
consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Company's Board of Directors irrespective of any accounting treatment.

                         (E)   In the case of the issuance of options to
purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities (which options, rights or convertible or exchangeable securities are not excluded from the definition of Additional Stock), in applying the provisions of Section 2.4.3(d)(ii)(A), the following provisions shall apply:

                               (I)  the aggregate maximum number of shares of
Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued for a consideration equal to the consideration (determined in the manner provided in Sections 2.4.3(d)(ii)(C) and (D)) received by the Company upon the issuance of such options or rights, plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby, but no further adjustment to the Series B Conversion Price shall be made for the actual issuance of Common Stock upon the exercise of such options or rights in accordance with their terms (other than adjustments pursuant to Section 2.4.3(d)(ii)(E)(III));

                               (II) the aggregate maximum number of shares of
Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued for a consideration equal to the consideration received by the Company for any such securities and related options or rights, plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections 2.4.3(d)(ii)(C) and (D)), but no further adjustments to the Series B Conversion Price shall be made for the actual issuance of Common Stock upon the conversion or exchange of such securities in accordance with their terms (other than adjustments pursuant to Section 2.4.3(d)(ii)(E)(III));

                                (III)  if such options, rights or convertible or
exchangeable securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Series B Conversion Price computed upon the original issue thereof, and any subsequent adjustments based thereon, shall, upon such increase or decrease becoming effective, be recomputed to reflect such increase or decrease with respect to such options, rights and securities not already exercised, converted or exchanged before such increase or decrease became effective, but no further adjustment to the Series B Conversion Price shall be made for the actual issuance of Common Stock upon the exercise of any such options or rights or the conversion or exchange of such securities in accordance with their terms;

                                (IV)   upon the expiration of any such options
or rights, the termination of any such rights to convert or exchange, or the expiration of any options or rights related to such convertible or exchangeable securities, the Series B Conversion Price shall forthwith be readjusted to such Series B Conversion Price as would have been obtained had the adjustment that was made upon the issuance of such options, rights or securities, or options or rights related to such securities, been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities, and

                                (V)    if any such options or rights shall be
issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such options or rights by the parties thereto, such options or rights shall be deemed to have been issued for such consideration as determined in good faith by the Company's Board of Directors.

                    (iii)  Additional Stock.  "Additional Stock" shall mean any
                           ----------------
shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock issued (or deemed to have been issued pursuant to Section 2.4.3(d)(ii)(E)) by the Company after the date of first issuance of Series B Stock other than:

                           (A)  Common Stock issued pursuant to an Extraordinary
Common Stock Event;

                           (B)  up to 572,500 shares of Common Stock (as
proportionally adjusted to take into account stock splits, stock dividends, stock consolidations and the like) issued or issuable pursuant to stock options, restricted stock grants or stock bonuses granted to employees;

                           (C)  Common Stock issued or issuable pursuant to
stock options or awards granted to executive officers or directors of the Company as a condition of their service, which shall have been approved by the written consent of the directors nominated by holders of Series A Stock and the director nominated by Whitney Equity Partners, L.P. (provided it is entitled to nominate a director at the time of grant) and the director[s] nominated by the holders of Series C Stock in accordance with the terms of that certain Shareholders' Agreement, dated as of October 18, 1996, as amended and restated as of August 15, 1997 and amended as of July __, 1999, and as may be further amended from time to time, among the Company and its shareholders;

                           (D)  Common Stock issued or issuable upon conversion
of Series A Stock, Series B Stock or Series C Stock;

                           (E)  Up to 20,000 options to purchase Common Stock
granted per annum at fair market value as determined by the Board of Directors to each director who is not an employee of the Company;

                          (F)   Common Stock issued in connection with the
acquisition of assets or stock of a business that has been approved by the unanimous affirmative vote of all of the directors;

                          (G)   Common Stock issued or issuable upon conversion
or exercise of any securities convertible into or exchangeable or exercisable for shares of Common Stock provided that such securities are designated as excluded from the definition of Additional Stock by the prior vote or written consent of holders of two-thirds of the Series B Stock then outstanding, voting as a class; and

                          (H)   additional shares of Common Stock that are
issued or become issuable upon conversion or exercise of other outstanding securities of the Company, including outstanding Series A Stock, as a result of the operation of anti-dilution provisions which are contained in the original terms of such securities and which provide for anti-dilution adjustments under substantially the same circumstances and according to the same adjustment formula as specified in Section 2.4.3(d)(ii).

               (e)  Capital Reorganization or Reclassification.  If the Common
                    ------------------------------------------
Stock issuable upon the conversion of Series B Stock shall be changed into the same or a different number of shares of any class or classes of stock of the Company, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for in
Section 2.4.3(d)(i)), then and in each such event the holder of each share of Series B Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such share of Series B Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

               (f)  Accountant's Certificate as to Adjustments Notice by the
                    ---------------------------------------------------------
Company. In each case of an adjustment or readjustment of the  Series B
-------
Conversion Rate, the Company at its expense will furnish each holder of Series B Stock, as applicable, with a certificate, prepared by independent public accountants of recognized standing if so required in writing by holders of a majority of the outstanding Series B Stock, showing such adjustment or readjustment and stating in detail the facts upon which such adjustment or readjustment is based.

               (g)  Exercise of Conversion Privilege.
                    --------------------------------

                    (i)   Generally.  Promptly after receiving the certificate
                          ---------
representing shares of any Series B Stock being converted, the Company shall:
(A) issue and deliver to the holder of the shares being converted, or, if permitted by applicable securities laws, to the nominee or nominees of such holder, a certificate or certificates as such holder may request for the number of whole shares of Common Stock issuable in accordance with the provisions of this Section 2.4.3 upon the conversion of such shares of Series B Stock, (B) pay to such holder or its nominee any declared but unpaid dividends on the shares being converted and (C) pay to such holder cash, as provided in Section 2.4.3(h), in respect of any fraction of a share of Common Stock issuable upon such conversion. Conversion shall be deemed to have been effected immediately prior to the close of business on the Series B Conversion Date (as defined below for voluntary conversions and for mandatory conversions), and at such time, whether or not certificates representing the shares being converted shall have been received by the Company or its transfer agent in the case of a mandatory conversion, the rights of the holder as holder of the converted shares of Series B Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

                    (ii)  Voluntary Conversion.  Before any holder of shares of
                          --------------------
Series B Stock shall be entitled to voluntarily convert such shares to Common Stock pursuant to Section 2.4.3(a)(i), such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for such shares and, if appropriate, shall give written notice by mail, postage prepaid, addressed to the same location at which the certificate or certificates were or will be surrendered, of the election to convert such shares and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. With respect to a voluntary conversion pursuant to Section 2.4.3(a)(i), the date when written notice of the holder's election to convert is received by the Company or a transfer agent for the shares to be converted, together with the certificate or certificates representing the shares to be converted, shall be the "Series B Conversion Date."

Notwithstanding the foregoing, if a holder of shares of Series B Stock conditions such voluntary conversion on the occurrence or non-occurrence of a stated event, the date on which such event shall occur (or fail to occur, as the case may be) shall be the "Series B Conversion Date."

                    (iii)  Mandatory Conversion.  Holders of shares of Series
                           --------------------
B Stock converted pursuant to the mandatory conversion provisions of Section 2.4.3(a)(ii) shall promptly surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for such shares and, if other than the record holder of the converted shares, shall state the name or names in which the certificate or certificates for shares of Common Stock are to be issued. Whether or not such certificate or certificates have been so surrendered, with respect to mandatory conversions pursuant to Section 2.4.3(a)(ii), the applicable date specified in Section 2.4.3(a)(ii) for automatic conversion shall be the "Series B Conversion Date."

               (h)  Cash in Lieu of Fractional Shares.  No fractional shares of
                    ---------------------------------
Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series B Stock, but the Company shall pay to the holder of such shares a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a reasonable manner prescribed by the Board) at the close of business on the Conversion Date. The determination as to whether or not any fractional shares are issuable shall be based upon the total number of shares of Series B Stock being converted at any one time by any holder thereof, not upon each share of Series B Stock being converted.

               (i)  Partial Conversion.  In the event some but not all of the
                    ------------------
shares of Series B Stock represented by a certificate or certificates surrendered by a holder are converted, the Company shall execute and deliver to or on the order of the holder, at the expense of the Company, a new certificate representing the shares of Series B Stock that were not converted.

               (j)  Reservation of Common Stock.  The Company shall at all times
                    ---------------------------
reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B Stock, such number of its shares of Common Stock as shall, while also taking into account shares issuable upon exercise of warrants or options or upon conversion of any other convertible securities, from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Stock and, if at any time such number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Stock, the Company shall as soon as reasonably practicable take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

     2.4.4.  No Reissuance of Stock
             ----------------------

               No share or shares of Series B Stock converted, purchased or otherwise acquired by the Company shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares that the Company shall be authorized to issue. The Company may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of Series B Stock accordingly.

     2.4.5.    Redemption
               ----------

               (a)  No Call.  The Company shall not have the right to call for
                    -------
redemption all or any part of the Series B Stock, but may, pursuant to the terms of this Section 2.4.5, have the obligation to redeem Series B Stock.

               (b)  Series B Stock Redemption.  The Series B Stock is subject to
                    -------------------------
redemption upon the ninth anniversary of the first issuance of any shares of Series A Stock (or such later date on or before the eleventh anniversary of such first issuance as shall have been approved at any time or times prior to such eleventh anniversary by vote or written consent of the majority of the outstanding shares of Series B Stock) upon written request directed to the Company for such redemption by the holders of a majority of the Series B Stock then outstanding. Upon such request (a "Series B Redemption Event"), the Company shall be obligated to redeem, on each of the Series B Redemption Date (as defined below, which date shall not be earlier than the Series C

Redemption Date) and the first and second anniversaries thereof or one or two sooner dates at the Company's election (but no earlier than the comparable Series C Redemption Date or Series C Further Redemption Date) (each, a "Series B Further Redemption Date"), at least one third (1/3) of the aggregate amount of Series B Stock issued and outstanding upon such ninth anniversary (or such lesser amount of shares as shall then be outstanding) whose holders shall request redemption pursuant to Section 2.4.5(d).

               (c)  Redemption Price.  The redemption price per share of Series
                    ----------------
B Stock shall be equal to the Series B Liquidation Amount as set forth in
Section 2.4.1(a) (the "Series B Redemption Price") except that all references therein to a "Liquidation Event" shall, for purposes of this Section 2.4.5(c), be calculated with reference to the applicable Series B Redemption Date (unless otherwise set forth in subsection (g) hereof).

               (d)  Notice of Redemption.  Within five (5) business days
                    --------------------
following receipt by the Company of notice of a Series B Redemption Event, the Company shall mail by certified or registered mail a written notice (a "Series B Redemption Notice") to each holder of record of Series B Stock, at the address last shown on the records of the Company, with a copy of the Series B Redemption Notice to each such holder sent by facsimile transmission or by tested or otherwise authenticated telex. Each Series B Redemption Notice shall state that a redemption pursuant to this Section 2.4.5 has been requested and shall specify the date fixed for redemption of the first of the three groups of shares to be redeemed (the "Series B Redemption Date"), which date shall be not less than thirty (30) nor more than forty-five (45) days after the mailing of the Series B Redemption Notice by the Company to such holders, shall specify the number of shares of Series B Stock that could be redeemed from each holder of Series B Stock on the Series B Redemption Date (which, at the Company's election, may exceed the number of shares required to be redeemed on such date pursuant to
Section 2.4.5(b)), shall state the Series B Redemption Price anticipated to be in effect on the Series B Redemption Date and shall call upon such holder to surrender to the Company, in the manner and at the place designated, his, her or its certificate or certificates representing Series B Stock to be redeemed. Any holder of Series B Stock desiring to exercise its redemption rights upon the receipt of a Series B Redemption Notice shall within fifteen (15) days of receiving the Series B Redemption Notice give written notice to the Company (a "Series B Redemption Response") stating the aggregate number of shares of Series B Stock such holder desires to have redeemed on the Series B Redemption Date and the Series B Further Redemption Dates. Not less than thirty (30) nor more than forty-five (45) days prior to each Series B Further Redemption Date, the Company shall mail by certified or registered mail a written notice (a "Series B Further Redemption Notice") to each holder of record of Series B Stock, at the address last shown on the records of the Company, with a copy of the Series B Redemption Notice to each such holder sent by facsimile transmission or by tested or otherwise authenticated telex. Each Series B Further Redemption Notice shall specify the number of shares of Series B Stock to be redeemed from each holder of Series B Stock on such Series B Further Redemption Date (which, at the Company's election, may exceed the number of shares required to be redeemed on such date pursuant to Section 2.4.5(b)), shall state the Series B Redemption Price anticipated to be in effect on such Series B Further Redemption Date and shall call upon such holder of Series B Stock to surrender to the Company, in the manner and at the place designated, his, her or its certificate or certificates representing Series B Shares to be redeemed. No defect in the Series B Redemption Notice or any response thereto, in any Series B Further Redemption Notice, or in the mailing or publication thereof shall affect the validity of the redemption proceeding with respect to the Company or any holder of Series B Stock; provided, however, that the Company or such holder has timely
                   -----------------
received the Series B Redemption Notice or any Series B Further Redemption Notice, or that, if such holder has not timely received the Series B Redemption Notice or any Series B Further Redemption Notice, such holder is permitted to participate in the portion of the redemption to which the Series B Redemption Notice or such Series B Further Redemption Notice relates within thirty (30) days of receiving the Series B Redemption Notice or such Series B Further Redemption Notice. Notwithstanding anything to the contrary in Section 2.3.5(d) or in this Section 2.4.5(d), in the event a Series A Redemption Date or Series C Redemption Date or a Series A Further Redemption Date or Series C Further Redemption Date is to occur within 45 days of a Series B Redemption Date or Series B Further Redemption Date, as the case may be, each holder of Series B Stock may then elect to have his, her or its Series B Stock redeemed on the Series A Redemption Date or Series C Redemption Date or on the Series A Further Redemption Date or Series C Further Redemption Date, as the case may be, simultaneously with the redemption of the Series A Stock or Series C Stock on such date. In the event a holder of Series B Stock elects by written notice to the Company prior to the relevant Series A Redemption Date or Series C Redemption Date or the relevant Series A Further Redemption Date or Series C Further Redemption Date to have its stock redeemed on such Series A Redemption Date or Series C Redemption Date or on such Series A Further Redemption Date or Series C Further Redemption Date, as the case may be, then all references in this Section 2.4.5 to the Series B Redemption Date or Series B Further Redemption

Date with respect to such holder shall instead mean the relevant Series A Redemption Date or Series C Redemption Date or the Relevant Series A Further Redemption Date or Series C Further Redemption Date selected by such holder, provided, however, that the time within which such holder must respond to the Company shall run from such holder's receipt of the Series B Redemption Notice or Series B Further Redemption Notice, as the case may be. All other provisions of this Section 2.4.5 shall remain applicable to such holder as so amended.

               (e)  Surrender of Stock.  On or before the Series B Redemption
                    ------------------
Date and each Series B Further Redemption Date, each holder of shares of Series B Stock, the redemption of which was requested by the holder pursuant to Section 2.4.5(d) and which are to be redeemed on the Series B Redemption Date or such Series B Further Redemption Date, shall surrender the certificate or certificates evidencing such shares to the Company at any place designated for such surrender in the Series B Redemption Notice or Series B Further Redemption Notice, as the case may be, and shall then be entitled to receive payment therefor from funds legally available, in cash by wire transfer or by bank-certified check of the Series B Redemption Price for each share of Series B Stock to be redeemed on the Series B Redemption Date or such Series B Further Redemption Date. If less than all the shares represented by a share certificate are to be redeemed, the Company shall promptly issue a new certificate representing the shares not redeemed.

               (f)  Failure to Redeem.  If the Company shall fail to discharge
                    -----------------
an obligation to redeem shares of Series B Stock on the Series B Redemption Date or a Series B Further Redemption Date pursuant to this Section 2.4.5 (a "Series B Redemption Obligation"), such Series B Redemption Obligation shall be discharged, pro rata with respect to each holder based on the number of shares requested to be redeemed, as soon as the Company is permitted by law to discharge such Series B Redemption Obligation and has discharged in full (with interest) any Series C Redemption Obligation in accordance with Section 2.5.5(f), together with interest on the unpaid Series B Redemption Obligation then due at the rate of ten percent (10%) per annum from the time of default in the payment of such Series B Redemption Obligation. Furthermore, the Company's obligation to redeem shares of Series B Stock on any Series B Further Redemption Dates to follow the Series B Redemption Date or Series B Further Redemption Date with respect to which the default occurred shall accelerate and become part of the Series B Redemption Obligation (except that amounts so accelerated shall accrue interest at a rate of eight percent (8%) per annum from the time of default in the payment of the Series B Redemption Obligation and shall be discharged after or simultaneously with the discharge of the original portion of the Series B Redemption Obligation bearing interest at ten percent (10%)). If and so long as any Series B Redemption Obligation shall not fully be discharged, the Company shall not, directly or indirectly, declare or pay any dividend or make any distribution on, or purchase, redeem, or satisfy any mandatory redemption, sinking fund or other similar obligation. The provisions of this
Section 2.4.5(f) shall be in addition to, and not in derogation of, any and all other rights and remedies of the holders of Series B Stock, whether at law or in equity, arising from any failure of the Company to discharge any Series B Redemption Obligation, and each holder of Series B Stock shall be deemed an unsecured general creditor of the Company to the extent of any failure of the Company to discharge any Series B Redemption Obligation with respect to such holder's Series B Stock.

               (g)  Status of Redeemed Shares.  From and after the Series B
                    -------------------------
Redemption Date or a Series B Further Redemption Date, all dividends or imputed dividends on shares of Series B Stock to be redeemed on the Series B Redemption Date or such Series B Further Redemption Date shall cease to accrue and all rights of holders of such shares shall cease, except the right of holders of such shares to receive the Series B Redemption Price against delivery of certificates representing such shares (together with any rights under Section 2.4.5(f) in respect of any default on a Series B Redemption Obligation), and such shares shall cease to be outstanding. Shares which any holder has indicated in such holder's Series B Redemption Response are to be redeemed shall continue to be held by such holder with all incidents of ownership (including, without limitation, the right of conversion) until such shares have been surrendered on the Series B Redemption Date or a Series B Further Redemption Date.

     2.4.6.    Dividends
               ---------

     The holders of shares of the Series A Stock, Series B Stock and Series C Stock shall be entitled to receive dividends out of the Company's funds legally available therefor. Dividends shall be declared and set aside for any shares of the Series A Stock, Series B Stock and Series C Stock only upon resolution of the Company's Board; provided that:

               (a) no dividend, redemption or similar distribution may be declared or paid on shares of Common Stock if the net assets of the Company after such event would be insufficient to make payment of the Series C Liquidation Amount, Series A Liquidation Amount and Series B Liquidation Amount (whether or not such payment is to be paid) or any Series C Redemption Obligations, Series A Redemption Obligations and Series B Redemption Obligations pursuant to Sections 2.5.5, 2.3.5 and 2.4.5;

               (b) the Board may not declare or pay a dividend on the Common Stock (other than a dividend payable in shares of Common Stock) unless the Company has first paid in full a dividend at least as great on the Series A Stock, Series B Stock and Series C Stock based on the number of shares of Common Stock into which such shares of Series A Stock, Series B Stock, Stock C Stock are then entitled to convert (as of the record date for the determination of holders of Common Stock entitled to receive such dividend) pursuant to the provisions of Section 2.4.3;

               (c) any dividend declared to be payable on the Common Stock in shares of Common Stock shall be treated as an Extraordinary Common Stock Event (as defined in Section 2.3.3(d)(i)), thus affecting the number of shares of Common Stock to be received upon the conversion of Series B Stock;

               (d) dividends on Series A stock may be declared and paid only simultaneously with the payment of dividends on the Series B Stock; and

               (e) dividends on each share of Series A Stock and Series B Stock, respectively, shall be declared pro rata based upon the Series A Base Amount and the Series B Base Amount, respectively, such that the per share dividend on the Series B Stock shall be 2.3833 times the per share dividend on the Series A Stock.

     2.4.7.  Notices of Record Date
             ----------------------

     In the event of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any Liquidation Event or any Extraordinary Common Stock Event, the Company shall mail or deliver, or cause to be mailed or delivered, to each holder of Series B Stock a notice specifying (i) the date on which any such reorganization, reclassification, Extraordinary Common Stock Event or Liquidation Event is expected to become effective and (ii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization or Liquidation Event. Such notice shall be mailed or delivered at least twenty (20) days prior to the date specified in such notice on which such action is to be taken and no earlier than a similar notice to be sent to each holder of Series C Stock pursuant to Section 2.5.7.

2.5. Series C Stock
     --------------

     An aggregate of Thirty Million (30,000,000) shares of Preferred Stock are hereby designated as Series C Convertible Preferred Stock (the "Series C Stock"). The provisions of this Section 2.5 have been consented to by a majority of the holders of the Series A Stock pursuant to Section 2.3.2(b)(ii) hereof and by a two-thirds (2/3) majority of the holders of the Series B Stock pursuant to
Section 2.4.2(b)(ii), in each case acting by written consent in lieu of a meeting, and have been adopted by resolution of the Board of Directors of the Company. Any conflict between the provisions of this Section 2.5 and Section 2.3 or Section 2.4 of these Amended and Restated Articles of Incorporation shall be resolved in favor of the provisions of this Section 2.5. The Series C Stock created hereby shall rank in order of payment and priority senior in all respects to the Series A Stock and the Series B Stock and all obligations with respect to the Series A Stock and the Series B Stock, including, without limitation, payment of the Series A Liquidation Amount, the Series A Redemption Price, the Series B Liquidation Amount and the Series B Redemption Price shall be junior in order of priority and payment to the corresponding Series C Liquidation Amount and Series C Redemption Price. The rights, preferences, privileges and limitations granted to and imposed on the Series C Stock are as set forth below:

     2.5.1.  Liquidation Rights
             ------------------

               Upon the occurrence of a Liquidation Event, the Company's assets available for distribution to the Company's shareholders shall be distributed in the following order and amounts:

               (a)  Series C Stock.  The holders of Series C Stock shall be
                    --------------
entitled to receive, prior and in preference to any distribution of any of the Company's assets to the holders of Common Stock, Series A Stock or Series B Stock by reason of their ownership thereof, an amount per share equal to the sum of (i) $1.00 for each outstanding share of Series C Stock (the "Series C Base Amount"), (ii) an amount equal to an imputed dividend on the Series C Base Amount at the rate of eight percent (8%) per annum cumulative from the first date of issuance of the Series C Stock, less any dividends paid on the Series C Stock prior to any Liquidation Event and less declared but unpaid dividends to be paid pursuant to Section 2.5.1(a)(iii) and (iii) any dividends on the Series C Stock declared but unpaid prior to any Liquidation Event, to the extent unpaid (together, the "Series C Liquidation Amount"). The Series C Liquidation Amount shall be subject to equitable adjustment in the event of any share dividend, share split, share distribution or combination with respect to such shares. If, upon the occurrence of a Liquidation Event, the assets of the Company shall be insufficient to permit the payment of the full Series C Liquidation Amount to the holders of Series C Stock, then the assets of the Company available for distribution shall be distributed ratably among the holders of Series C Stock in the same proportion as the full preferential amount each such holder would otherwise be entitled to receive bears to the total of the full preferential amount that would otherwise be payable to the holders of Series C Stock.

               (b)  Series A Stock and Series B Stock. Upon full payment of
                    ---------------------------------
the Series C Liquidation Amount and any other preferences in respect of the Series C Stock, if any assets remain in the Company, the holders of Series A Stock shall be entitled to receive the Series A Liquidation Amount and the holders of Series B Stock shall be entitled to receive the Series B Liquidation Amount, pari passu with one another and prior and in preference to any distribution of any of the Company's assets to the holders of Common Stock by reason of their ownership thereof. If, upon the occurrence of a Liquidation Event and after full payment of the Series C Liquidation Amount and any other preferences in respect of the Series C Stock, the remaining assets of the Company shall be insufficient to permit the payment of the full Series A Liquidation Amount to the holders of Series A Stock and the full Series B Liquidation Amount to the holders of the Series B Stock, then the assets of the Company available for distribution shall be distributed ratably as between the holders of shares of Series A Stock and Series B Stock in the same proportion as the Series A Liquidation Amount bears to the Series B Liquidation Amount, and no distribution to shareholders of the Company other than the holders of Series C Stock shall be made. If upon the occurrence of a Liquidation Event and after full payment of the Series C Liquidation Amount and any other preferences in respect of the Series C Stock, the assets and funds thus distributed among the holders of Series A Stock and the holders of Series B Stock shall be insufficient to permit the payment to such holders of the full Series A Liquidation Amount and the full Series B Liquidation Amount, the amount available for distribution to the holders of Series A Stock and holders of Series B Stock shall be distributed ratably among the holders of Series A Stock and the holders of Series B Stock in the same proportion as the full preferential amount each such holder would otherwise be entitled to receive bears to the total of the full preferential amount that would otherwise be payable to the holders of Series A Stock or the holders of Series B Stock, as the case may be. The assets distributed to the holders of Series A Stock and Series B Stock, respectively, shall be allocated between the two series so as to be as nearly as possible of identical character and type.

               (c)  Common Stock.  Upon full payment of the Series C Liquidation
                    ------------
Amount, the Series A Liquidation Amount, the Series B Liquidation amount and any other preferences, if any assets remain in the Company, the holders of Common Stock shall be entitled to receive an amount per share equal to the Common Liquidation Amount. If upon the occurrence of such Liquidation Event, the assets and funds thus distributed among the holders of Common Stock shall be insufficient to permit the payment to such holders of the full aforesaid amounts, then the remaining assets and funds of the Company legally available for distribution to holders of Common Stock shall be distributed ratably among such holders in the same proportion as the full amount each such holder would otherwise be entitled to receive bears to the total of the full amount that would otherwise be payable to the holders of Common Stock.

               (d)  Residual Amounts.  Upon full payment of the Series C
                    ----------------
Liquidation Amount, the Series A Liquidation Amount, the Series B Liquidation Amount, the Common Liquidation Amount and any other preferences, if any assets remain in the Company, the holders of Common Stock, Series A Stock, Series B Stock and Series C Stock shall be entitled to share ratably (as though all such shares of Series A Stock, Series B Stock and Series C Stock had been converted to Common Stock at the then applicable Series A Conversion Price, Series B Conversion Price and Series C Conversion Price, respectively, under the provisions of the Company's Articles of Incorporation, as at any time amended) in the Company's remaining assets.

               (e)  Distributions Other Than Cash.  Whenever the distribution
                    -----------------------------
provided for in this Section 2.5.1 or in Section 2.3.1 or Section 2.4.1 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined as follows. The Company and the holders of a majority of Series C Stock, of Series A Stock and of Series B Stock (voting separately) shall, within thirty (30) days after notice of such distribution, attempt to agree upon the fair market value of such property. If no such agreement is reached within such 30-day period, the Company and the holders of a majority of Series C Stock, of Series A Stock and of Series B Stock (voting separately) shall appoint, by agreement among the Company and the holders of the majority of Series C Stock, of Series A Stock and of Series B Stock (voting separately), an appraiser for the purposes of determining such value. The appraiser shall complete his, her or its appraisal within thirty (30) days from the date of his, her or its appointment. If the Company and the holders of a majority of Series C Stock, of Series A Stock and of Series B Stock (voting separately) are unable to agree upon the appointment of an appraiser, the appraiser shall be appointed by the Presiding Judge of the King County Superior Court upon the written request of either party with written notice of such request being given to the other party. The determination of the appraiser shall be final and binding on the parties to this Agreement. The cost of any such appraisal shall be borne by the Company.

     2.5.2.    Voting Rights
               -------------

               (a)  General.  Each holder of Series C Stock shall be entitled
                    -------
to vote on all matters upon which holders of Common Stock would be entitled to vote and shall be entitled to that number of votes equal to the number of whole shares of Common Stock into which such holder's shares of Series C Stock could be converted under Section 2.5.3, at the record date for the determination of shareholders entitled to vote on such matter, or, if no such record date is established, at the day before the first notice of the meeting of shareholders at which the vote is to be taken is delivered to shareholders, or the date any written consent of shareholders is solicited if the vote is not to be taken at a meeting. Except as otherwise expressly provided in the Company's Articles of Incorporation, as such may be amended from time to time, or by the Washington Business Corporation Act, the holders of shares of Series A Stock, Series B Stock, Series C Stock and Common Stock shall vote together as a single voting group on all matters.

               (b)  Protective Provisions.  For as long as at least twenty
                    ---------------------
percent (20%) of the highest number of shares of Series C Stock at any time issued (such highest number, the "Series C Stock Base") remains outstanding, without the affirmative consent of the holders of at least two-thirds (2/3) in interest of the Series C Stock then outstanding, voting as a separate voting group, given by written consent or by vote at a meeting called for such purpose for which notice shall have been duly given to the holders of Series C Stock, the Company shall not:

                      (i)   amend its Articles of Incorporation;

                      (ii) create or issue (or obligate itself to create or issue) any security of the Company ranking on a parity with or senior to the Series C Stock;

                      (iii) approve or effect any Liquidation Event;

                      (iv) declare or pay any dividend or other distribution on the Common Stock, or repurchase shares of capital stock except for (x) redemptions of Series A Stock, Series B Stock and Series C Stock in accordance with these Articles of Incorporation, (y) repurchases not in excess of $500,000 in any twelve-month period in connection with the exercise of rights of first refusal granted to the Company by its shareholders, other than stock repurchase rights granted to the Company in stock transfer or similar agreements with employee shareholders, and (z) repurchases not in excess of $100,000 in any twelve-month period in connection with the exercise of stock repurchase rights granted to the Company in stock transfer or similar agreements with employee shareholders;

                      (v)   change the size of the Board of Directors;

                      (vi) effect any acquisition, or make any investment in a third party, in which the value of the aggregate consideration paid or given by the Company exceeds $5,000,000; or

                      (vii) license the BRIAZZ name or any other material tradename to any third party.

     2.5.3.  Conversion Rights
             -----------------

     The holders of Series C Stock shall have the following rights with respect to the conversion of Series C Stock into Common Stock:

               (a)  General.
                    -------

                      (i)   Voluntary Conversion.  Any share of Series C Stock
                            --------------------
may, at the option of the holder, be converted at any time into such number of fully paid and nonassessable shares of Common Stock as is equal to the product obtained by multiplying the Series C Conversion Rate (determined under Section 2.5.3(b)) by the number of shares of Series C Stock being converted.

                      (ii)  Mandatory Conversion.  Each share of Series C Stock
                            --------------------
shall be converted automatically, without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent, into that number of shares of Common Stock into which such Series C Stock is convertible pursuant to Section 2.5.3(a)(i) upon the earliest to occur of (A) immediately prior to the closing of a Qualified IPO or (B) conversion into Common Stock of that number of shares of Series C Stock as shall equal, when taken together with any prior conversions of Series C Stock, more than two-thirds (2/3) of the Series C Stock Base. Any such automatic conversion shall take precedence over and shall occur irrespective of any notice of redemption of any shares of Series C Stock if such conversion occurs prior to the applicable Redemption Date (as defined in Section 2.5.5(d)) for such shares.

               (b)  Conversion Rate.  The conversion rate for Series C Stock
                    ---------------
in effect at any time (the "Series C Conversion Rate") shall equal $1.00 divided by the Series C Conversion Price, calculated as provided in Section 2.5.3(c).

               (c)  Conversion Price.  The conversion price for Series C Stock
                    ----------------
in effect from time to time, except as adjusted in accordance with Section 2.5.3(d), shall be $1.00 per share (the "Series C Conversion Price").

               (d)  Adjustments to Applicable Conversion Prices.
                    -------------------------------------------

                      (i)   Extraordinary Common Stock Event.  Upon the
                            --------------------------------
happening of an Extraordinary Common Stock Event after the date of the initial issuance of any shares of Series C Stock, the Series C Conversion Price shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the then effective Series C Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event, and the product so obtained shall thereafter be the Series C Conversion Price. The Series C Conversion Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

                    (ii)    Sale of Shares Below Applicable Conversion Prices.
                            -------------------------------------------------

                            (A)   If at any time the Company shall issue any
Additional Stock (as defined in Section 2.5.3(d)(iii)) without consideration or for a consideration per share less than the Series C Conversion Price in effect immediately before the issuance of such Additional Stock, the Series C Conversion Price in effect upon issuance (except as otherwise provided in this Section 2.5.3(d)(ii)) shall be adjusted to a price equal to the quotient obtained by dividing the total computed under clause (I) below by the total computed under clause (II) below, as follows:

                              (I)   an amount equal to the sum of (1) the
result obtained by multiplying the number of shares of Common Stock deemed outstanding immediately before such issuance (which shall include the actual number of shares outstanding, plus all shares then reserved for issuance upon the conversion of all outstanding Preferred Stock) by the Series C Conversion Price then in effect and (2) the aggregate consideration, if any, received by the Company upon the issuance of such Additional Stock and

                              (II)  the number of shares of Common Stock
outstanding immediately after such issuance (including the shares deemed outstanding as provided in (I) above including, without limitation, the shares reserved for issuance upon the conversion of all outstanding Preferred Stock after giving effect to the issuance of Additional Stock which causes the adjustment but before the operation of anti-dilution provisions contained in the terms of any outstanding or deemed-outstanding securities of the Company).

                         (B)  No adjustment of the Series C Conversion Price
shall be made in an amount less than $.01 per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be taken into account in any subsequent adjustment made to the Series C Conversion Price. Except as provided in Sections 2.5.3(d)(ii)(E)(III) and (IV), no adjustment of the Series C Conversion Price shall have the effect of increasing the Series C Conversion Price above the Series C Conversion Price in effect immediately before such adjustment.

                         (C)  In the case of the issuance of Common Stock for
cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

                         (D)  In the case of the issuance of Common Stock for
consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Company's Board of Directors irrespective of any accounting treatment.

                         (E)  In the case of the issuance of options to purchase
or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities (which options, rights or convertible or exchangeable securities are not excluded from the definition of Additional Stock), in applying the provisions of Section 2.5.3(d)(ii)(A), the following provisions shall apply:

                              (I)   the aggregate maximum number of shares of
Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued for a consideration equal to the consideration (determined in the manner provided in Sections 2.5.3(d)(ii)(C) and (D)) received by the Company upon the issuance of such options or rights, plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby, but no further adjustment to the Series C Conversion Price shall be made for the actual issuance of Common Stock upon the exercise of such options or rights in accordance with their terms (other than adjustments pursuant to Section 2.5.3(d)(ii)(E)(III));

                              (II)  the aggregate maximum number of shares of
Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued for a consideration equal to the consideration received by the Company for any such securities and related options or rights, plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections 2.5.3(d)(ii)(C) and (D)), but no further adjustments to the Series C Conversion Price shall be made for the actual issuance of Common Stock upon the conversion or exchange of such securities in accordance with their terms (other than adjustments pursuant to Section 2.5.3(d)(ii)(E)(III));

                              (III) if such options, rights or convertible or
exchangeable securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Series C Conversion Price computed upon the original issue thereof, and any subsequent adjustments based thereon, shall, upon such increase or decrease becoming effective, be recomputed to reflect such increase or decrease with respect to such options, rights and securities not already exercised, converted or exchanged before such increase or decrease became effective, but no further adjustment to the Series C Conversion Price shall be made for the actual issuance of Common Stock upon the exercise of any such options or rights or the conversion or exchange of such securities in accordance with their terms;

                              (IV)  upon the expiration of any such options or
rights, the termination of any such rights to convert or exchange, or the expiration of any options or rights related to such convertible or exchangeable securities, the Series C Conversion Price shall forthwith be readjusted to such Series C Conversion Price as would have been obtained had the adjustment that was made upon the issuance of such options, rights or securities, or options or rights related to such securities, been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities, and

                              (V)   if any such options or rights shall be
issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such options or rights by the parties thereto, such options or rights shall be deemed to have been issued for such consideration as determined in good faith by the Company's Board of Directors.

                  (iii)  Additional Stock.  "Additional Stock" shall mean any
                         ----------------
shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock issued (or deemed to have been issued pursuant to Section 2.5.3(d)(ii)(E)) by the Company other than:

                         (A)  Common Stock issued pursuant to an Extraordinary
Common Stock Event;

                         (B)  up to 572,500 shares of Common Stock (as
proportionally adjusted to take into account stock splits, stock dividends, stock consolidations and the like) issued or issuable pursuant to stock options, restricted stock grants or stock bonuses granted to employees;

                         (C)  Common Stock issued or issuable pursuant to stock
options or awards granted to executive officers or directors of the Company as a condition of their service, which shall have been approved by the written consent of the directors nominated by holders of Series A Stock, the director nominated by Whitney Equity Partners, L.P. (provided it is entitled to nominate a director at the time of grant) and the director[s] nominated by the holders of the Series C Stock in accordance with the terms of that certain Shareholders' Agreement, dated as of October 18, 1996, as amended and restated as of August 15, 1997 and amended as of July __, 1999, and as may be further amended from time to time, among the Company and its shareholders;

                         (D)  Common Stock issued or issuable upon conversion of
Series A Stock, Series B Stock or Series C Stock;

                         (E)  Up to 20,000 options to purchase Common Stock
granted per annum at fair market value as determined by the Board of Directors to each director who is not an employee of the Company;

                         (F)  Common Stock issued in connection with the
acquisition of assets or stock of a business that has been approved by the unanimous affirmative vote of all of the directors;

                              (G)  Common Stock issued or issuable upon
conversion or exercise of any securities convertible into or exchangeable or exercisable for shares of Common Stock provided that such securities are designated as excluded from the definition of Additional Stock by the prior vote or written consent of holders of two-thirds of the Series C Stock then outstanding, voting as a class; and

                              (H)  additional shares of Common Stock that are
issued or become issuable upon conversion or exercise of other outstanding securities of the Company, including outstanding Series A Stock, as a result of the operation of anti-dilution provisions which are contained in the original terms of such securities and which provide for anti-dilution adjustments under substantially the same circumstances and according to the same adjustment formula as specified in Section 2.5.3(d)(ii).

               (e)  Capital Reorganization or Reclassification.  If the Common
                    ------------------------------------------
Stock issuable upon the conversion of Series C Stock shall be changed into the same or a different number of shares of any class or classes of stock of the Company, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for in
Section 2.5.3(d)(i)), then and in each such event the holder of each share of Series C Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such share of Series C Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

               (f)  Accountant's Certificate as to Adjustments Notice by the
                    --------------------------------------------------------
Company. In each case of an adjustment or readjustment of the Series C
-------
Conversion Rate, the Company at its expense will furnish each holder of Series C Stock, as applicable, with a certificate, prepared by independent public accountants of recognized standing if so required in writing by holders of a majority of the outstanding Series C Stock, showing such adjustment or readjustment and stating in detail the facts upon which such adjustment or readjustment is based.

               (g)  Exercise of Conversion Privilege.
                    --------------------------------

                     (i)  Generally.  Promptly after receiving the certificate
                          ---------
representing shares of any Series C Stock being converted, the Company shall:
(A) issue and deliver to the holder of the shares being converted, or, if permitted by applicable securities laws, to the nominee or nominees of such holder, a certificate or certificates as such holder may request for the number of whole shares of Common Stock issuable in accordance with the provisions of this Section 2.5.3 upon the conversion of such shares of Series C Stock, (B) pay to such holder or its nominee any declared but unpaid dividends on the shares being converted and (C) pay to such holder cash, as provided in Section 2.5.3(h), in respect of any fraction of a share of Common Stock issuable upon such conversion. Conversion shall be deemed to have been effected immediately prior to the close of business on the Series C Conversion Date (as defined below for voluntary conversions and for mandatory conversions), and at such time, whether or not certificates representing the shares being converted shall have been received by the Company or its transfer agent in the case of a mandatory conversion, the rights of the holder as holder of the converted shares of Series C Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

                     (ii) Voluntary Conversion.  Before any holder of shares of
                          --------------------
Series C Stock shall be entitled to voluntarily convert such shares to Common Stock pursuant to Section 2.5.3(a)(i), such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for such shares and, if appropriate, shall give written notice by mail, postage prepaid, addressed to the same location at which the certificate or certificates were or will be surrendered, of the election to convert such shares and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. With respect to a voluntary conversion pursuant to Section 2.5.3(a)(i), the date when written notice of the holder's election to convert is received by the Company or a transfer agent for the shares to be converted, together with the certificate or certificates representing the shares to be converted, shall be the "Series C Conversion Date." Notwithstanding the foregoing, if a holder of shares of Series C Stock conditions such voluntary conversion on the occurrence or non-occurrence of a stated event, the date on which such event shall occur (or fail to occur, as the case may be) shall be the "Series C Conversion Date."

                    (iii)    Mandatory Conversion.  Holders of shares of Series
                             --------------------
C Stock converted pursuant to the mandatory conversion provisions of Section 2.5.3(a)(ii) shall promptly surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for such shares and, if other than the record holder of the converted shares, shall state the name or names in which the certificate or certificates for shares of Common Stock are to be issued. Whether or not such certificate or certificates have been so surrendered, with respect to mandatory conversions pursuant to Section 2.5.3(a)(ii), the applicable date specified in Section 2.5.3(a)(ii) for automatic conversion shall be the "Series C Conversion Date."

               (h)  Cash in Lieu of Fractional Shares.  No fractional shares of
                    ---------------------------------
Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series C Stock, but the Company shall pay to the holder of such shares a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a reasonable manner prescribed by the Board) at the close of business on the Conversion Date. The determination as to whether or not any fractional shares are issuable shall be based upon the total number of shares of Series C Stock being converted at any one time by any holder thereof, not upon each share of Series C Stock being converted.

               (i)  Partial Conversion.  In the event some but not all of the
                    ------------------
shares of Series C Stock represented by a certificate or certificates surrendered by a holder are converted, the Company shall execute and deliver to or on the order of the holder, at the expense of the Company, a new certificate representing the shares of Series C Stock that were not converted.

               (j)  Reservation of Common Stock.  The Company shall at all times
                    ---------------------------
reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series C Stock, such number of its shares of Common Stock as shall, while also taking into account shares issuable upon exercise of warrants or options or upon conversion of any other convertible securities, from time to time be sufficient to effect the conversion of all outstanding shares of the Series C Stock and, if at any time such number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series C Stock, the Company shall as soon as reasonably practicable take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

     2.5.4.  No Reissuance of Stock
             ----------------------

               No share or shares of Series C Stock converted, purchased or otherwise acquired by the Company shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares that the Company shall be authorized to issue. The Company may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of Series C Stock accordingly.

     2.5.5.    Redemption
               ----------

               (a)  No Call.  The Company shall not have the right to call for
                    -------
redemption all or any part of the Series C Stock, but may, pursuant to the terms of this Section 2.5.5, have the obligation to redeem Series C Stock.

               (b)  Series C Stock Redemption.  The Series C Stock is subject to
                    -------------------------
redemption upon the ninth anniversary of the first issuance of any shares of Series A Stock (or such later date on or before the eleventh anniversary of such first issuance as shall have been approved at any time or times prior to such eleventh anniversary by vote or written consent of the majority of the outstanding shares of Series C Stock) upon written request directed to the Company for such redemption by the holders of a majority of the Series C Stock then outstanding. Upon such request (a "Series C Redemption Event"), the Company shall be obligated to redeem, on each of the Redemption Date (as defined below) and the first and second anniversaries thereof or one or two sooner dates at the Company's election (each, a "Series C Further Redemption Date"), at least one third (1/3) of the aggregate amount of Series C Stock issued and outstanding upon such ninth anniversary (or such lesser amount of shares as shall then be outstanding) whose holders shall request redemption pursuant to Section 2.5.5(d).

               (c)  Redemption Price.  The redemption price per share of Series
                    ----------------
C Stock shall be equal to the Series C Liquidation Amount as set forth in
Section 2.5.1(a) (the "Series C Redemption Price") except that all references therein to a "Liquidation Event" shall, for purposes of this Section 2.5.5(c), be calculated with reference to the applicable Redemption Date (unless otherwise set forth in subsection (g) hereof).

               (d)  Notice of Redemption.  Within five (5) business days
                    --------------------
following receipt by the Company of notice of a Series C Redemption Event, the Company shall mail by certified or registered mail a written notice (a "Series C Redemption Notice") to each holder of record of Series C Stock, at the address last shown on the records of the Company, with a copy of the Series C Redemption Notice to each such holder sent by facsimile transmission or by tested or otherwise authenticated telex. Each Series C Redemption Notice shall state that a redemption pursuant to this Section 2.5.5 has been requested and shall specify the date fixed for redemption of the first of the three groups of shares to be redeemed (the "Series C Redemption Date"), which date shall be not less than thirty (30) nor more than forty-five (45) days after the mailing of the Series C Redemption Notice by the Company to such holders, shall specify the number of shares of Series C Stock that could be redeemed from each holder of Series C Stock on the Series C Redemption Date (which, at the Company's election, may exceed the number of shares required to be redeemed on such date pursuant to
Section 2.5.5(b)), shall state the Series C Redemption Price anticipated to be in effect on the Series C Redemption Date and shall call upon such holder to surrender to the Company, in the manner and at the place designated, his, her or its certificate or certificates representing Series C Stock to be redeemed. Any holder of Series C Stock desiring to exercise its redemption rights upon the receipt of a Series C Redemption Notice shall within fifteen (15) days of receiving the Series C Redemption Notice give written notice to the Company (a "Series C Redemption Response") stating the aggregate number of shares of Series C Stock such holder desires to have redeemed on the Series C Redemption Date and the Series C Further Redemption Dates. Not less than thirty (30) nor more than forty-five (45) days prior to each Series C Further Redemption Date, the Company shall mail by certified or registered mail a written notice (a "Series C Further Redemption Notice") to each holder of record of Series C Stock, at the address last shown on the records of the Company, with a copy of the Series C Redemption Notice to each such holder sent by facsimile transmission or by tested or otherwise authenticated telex. Each Series C Further Redemption Notice shall specify the number of shares of Series C Stock to be redeemed from each holder of Series C Stock on such Series C Further Redemption Date (which, at the Company's election, may exceed the number of shares required to be redeemed on such date pursuant to Section 2.5.5(b)), shall state the Series C Redemption Price anticipated to be in effect on such Series C Further Redemption Date and shall call upon such holder to surrender to the Company, in the manner and at the place designated, his, her or its certificate or certificates representing Series C Shares to be redeemed. No defect in the Series C Redemption Notice or any response thereto, in any Series C Further Redemption Notice, or in the mailing or publication thereof shall affect the validity of the redemption proceeding with respect to the Company or any holder of Series C Stock; provided, however, that the Company or such holder has timely received the
-----------------
Series C Redemption Notice or any Series C Further Redemption Notice, or that, if such holder has not timely received the Series C Redemption Notice or any Series C Further Redemption Notice, such holder is permitted to participate in the portion of the redemption to which the Series C Redemption Notice or such Series C Further Redemption Notice relates within thirty (30) days of receiving the Series C Redemption Notice or such Series C Further Redemption Notice. Notwithstanding anything to the contrary in Section 2.3.5(d) or in this Section 2.4.5(d), in the event a Series A Redemption Date or Series B Redemption Date or a Series A Further Redemption Date or Series B Further Redemption Date is to occur within 45 days of a Series C Redemption Date or Series C Further Redemption Date, as the case may be, each holder of Series C Stock may then elect to have his, her or its Series C Stock redeemed on the Series A Redemption Date or Series B Redemption Date or on the Series A Further Redemption Date of Series B Further Redemption Date, as the case may be, simultaneously with the redemption of the Series A Stock or Series B Stock on such date. In the event a holder of Series C Stock elects by written notice to the Company prior to the relevant Series A Redemption Date or Series B Redemption date or the relevant Series A Further Redemption Date or Series B Further Redemption Date to have its stock redeemed on such Series A Redemption Date or Series B Redemption Date or on such Series A Further Redemption Date or Series B Further Redemption Date, as the case may be, then all references in this Section 2.5.5 to the Series C Redemption Date or Series C Further Redemption Date with respect to such holder shall instead mean the relevant Series A Redemption Date or Series B Redemption Date or the relevant Series A Further Redemption Date or Series B Further Redemption Date selected by such holder, provided, however, that the time within which such holder must respond to the Company shall run from such holder's receipt of the Series C Redemption Notice or Series C Further Redemption Notice, as the case may be. All other provisions of this Section 2.5.5 shall remain applicable to such holder as so amended.

               (e)  Surrender of Stock.  On or before the Series C Redemption
                    ------------------
Date and each Series C Further Redemption Date, each holder of shares of Series C Stock, the redemption of which was requested by the holder pursuant to Section 2.5.5(d) and which are to be redeemed on the Series C Redemption Date or such Series C Further Redemption Date, shall surrender the certificate or certificates evidencing such shares to the Company at any place designated for such surrender in the Series C Redemption Notice or Series C Further Redemption Notice, as the case may be, and shall then be entitled to receive payment therefor from funds legally available, in cash by wire transfer or by bank-certified check of the Series C Redemption Price for each share of Series C Stock to be redeemed on the Series C Redemption Date or such Series C Further Redemption Date. If less than all the shares represented by a share certificate are to be redeemed, the Company shall promptly issue a new certificate representing the shares not redeemed.

               (f)  Failure to Redeem.  If the Company shall fail to discharge
                    -----------------
an obligation to redeem shares of Series C Stock on the Series C Redemption Date or a Series C Further Redemption Date pursuant to this Section 2.5.5 (a "Series C Redemption Obligation"), such Series C Redemption Obligation shall be discharged, pro rata with respect to each holder based on the number of shares requested to be redeemed, as soon as the Company is permitted by law to discharge such Series C Redemption Obligation, together with interest on the unpaid Series C Redemption Obligation then due at the rate of ten percent (10%) per annum from the time of default in the payment of such Series C Redemption Obligation. Furthermore, the Company's obligation to redeem shares of Series C Stock on any Series C Further Redemption Dates to follow the Series C Redemption Date or Series C Further Redemption Date with respect to which the default occurred shall accelerate and become part of the Series C Redemption Obligation (except that amounts so accelerated shall accrue interest at a rate of eight percent (8%) per annum from the time of default in the payment of the Series C Redemption Obligation and shall be discharged after or simultaneously with the discharge of the original portion of the Series C Redemption Obligation bearing interest at ten percent (10%)). If and so long as any Series C Redemption Obligation shall not fully be discharged, the Company shall not, directly or indirectly, declare or pay any dividend or make any distribution on, or purchase, redeem, or satisfy any mandatory redemption, sinking fund or other similar obligation. The provisions of this Section 2.5.5(f) shall be in addition to, and not in derogation of, any and all other rights and remedies of the holders of Series C Stock, whether at law or in equity, arising from any failure of the Company to discharge any Series C Redemption Obligation, and each holder of Series C Stock shall be deemed an unsecured general creditor of the Company to the extent of any failure of the Company to discharge any Series C Redemption Obligation with respect to such holder's Series C Stock.

               (g)  Status of Redeemed Shares.  From and after the Series C
                    -------------------------
Redemption Date or a Series C Further Redemption Date, all dividends or imputed dividends on shares of Series C Stock to be redeemed on the Series C Redemption Date or such Series C Further Redemption Date shall cease to accrue and all rights of holders of such shares shall cease, except the right of holders of such shares to receive the Series C Redemption Price against delivery of certificates representing such shares (together with any rights under Section 2.5.5(f) in respect of any default on a Series C Redemption Obligation), and such shares shall cease to be outstanding. Shares which any holder has indicated in such holder's Series C Redemption Response are to be redeemed shall continue to be held by such holder with all incidents of ownership (including, without limitation, the right of conversion) until such shares have been surrendered on the Series C Redemption Date or a Series C Further Redemption Date.

     2.5.6.    Dividends
               ---------

     The holders of shares of the Series C Stock shall be entitled to receive dividends out of the Company's funds legally available therefor. Dividends shall be declared and set aside for any shares of the Series C Stock only upon resolution of the Company's Board; provided that:

               (a) no dividend, redemption or similar distribution may be declared or paid on shares of Series A Stock, Series B Stock or Common Stock if the net assets of the Company after such event would be insufficient to make payment of the Series C Liquidation Amount (whether or not such payment is to be paid) or any Series C Redemption Obligations pursuant to Section 2.5.5;

               (b) the Board may not declare or pay a dividend on the Common Stock (other than a dividend payable in shares of Common Stock), the Series A Stock (other than a dividend payable in shares of Series A Stock) or the Series B Stock (other than a dividend payable in shares of Series B Stock) unless the Company has first paid in full a dividend at least as great on the Series C Stock based on the number of shares of Common Stock into which such shares of Series C Stock are then entitled to convert (as of the record date for the determination of holders of Common Stock entitled to receive such dividend) pursuant to the provisions of Section 2.5.3, and, in the case of a dividend on the Series A Stock or the Series B Stock, the number of shares of Common Stock into which shares of such series of Preferred Stock are then entitled to convert (as of the record date for the determination of holders of such series of Preferred Stock entitled to receive such dividend) pursuant to the provisions Section 2.3.3 or Section 2.4.3; and

               (c) any dividend declared to be payable on the Common Stock in shares of Common Stock, on the Series A Stock in shares of Series A Stock or on the Series B Stock in shares of Series B Stock shall be treated as an Extraordinary Common Stock Event (as defined in Section 2.3.3(d)(i)), thus affecting the number of shares of Common Stock to be received upon the conversion of Series C Stock.

     2.5.7.    Notices of Record Date
               ----------------------

     In the event of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any Liquidation Event or any Extraordinary Common Stock Event, the Company shall mail or deliver, or cause to be mailed or delivered, to each holder of Series C Stock a notice specifying (i) the date on which any such reorganization, reclassification, Extraordinary Common Stock Event or Liquidation Event is expected to become effective and (ii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization or Liquidation Event. Such notice shall be mailed or delivered at least twenty (20) days prior to the date specified in such notice on which such action is to be taken.

                             ARTICLE 3.  DIRECTORS

3.1  Number and Election
     -------------------

     Subject to the rights of the holders of any shares of Preferred Stock then outstanding, the number of directors of the Company and the manner in which such directors are to be elected shall be as set forth in the Bylaws.

3.2  Removal
     -------

     At a meeting of shareholders called expressly for that purpose and preceded by a written notice containing a statement of the alleged charges, the entire Board of Directors, or any member thereof, may be removed from office at any time, but only (a) for Cause and (b) if the number of votes cast to remove the director by holders of shares then entitled to vote in an election of directors exceed the number of votes cast not to remove the director. Where a proposal to remove a director for cause is to be presented for shareholder consideration, an opportunity shall be provided the director to present the director's defense to the shareholders in a statement to accompany or precede the notice of the meeting at which such proposal is to be presented. For purposes of this Section 3.2, "Cause" shall be limited to (a) action by a director involving willful malfeasance having a material adverse effect on the Company or (b) a director being convicted of a felony; provided that any action by a director shall not constitute "Cause" if, in good faith, the director believed such action to be in or not opposed to the best interests of the Company, or if a director shall be entitled, under applicable law, these Articles of Incorporation, the Bylaws of the Company or a contract with the Company, to be indemnified with respect to such action.

                       ARTICLE 4.  SHAREHOLDERS' RIGHTS

4.1. Shareholders of the Company have no preemptive rights to acquire additional shares issued by the Company, except such rights as may be provided under the terms of written contracts with individual shareholders.

4.2. Subject to the rights of the holders of any shares of Preferred Stock then outstanding, holders of Common Stock shall be entitled to receive the net assets of the Company upon dissolution. The right to receive or retain any dividends and distributions in respect of Common Stock shall be junior in all respects to the rights of the holders of the Preferred Stock.

4.3 Subsequent to the date that a class of the Company's shares are registered pursuant to Section 12 or Section 15 under the Securities Exchange Act of 1934, as amended, special meetings of the shareholders of the Company for any purpose or purposes may be called at any time by a majority of the Board of Directors, the Chairman of the Board of Directors (if one is appointed), the Chief Executive Officer, the President or one or more shareholders holding not less than twenty-five percent (25%) of all the shares entitled to be cast on any issue proposed to be considered at the meeting.

                           ARTICLE 5.  VOTING RIGHTS

     Subject to the rights of holders of any shares of Preferred Stock then outstanding:

     (a) Except as required by law, holders of Common Stock shall have unlimited voting rights.

     (b) At each election of directors, every shareholder entitled to vote at such election has the right to vote the number of shares of stock held by such shareholder for each of the directors to be elected. No cumulative voting for directors shall be permitted by either the Common Stock or the Preferred Stock.

     (c) Only pursuant to a proposal put before the shareholders by the affirmative resolution of the Board of Directors, action required or permitted to be taken at a shareholders' meeting may be taken without a meeting or a vote if the action is taken by shareholders holding of record or otherwise entitled to vote in the aggregate not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action were present and voted, and at the time the action is taken the Company is not a public company. Written notice to nonconsenting shareholders must be given at least five (5) days prior to the effective date of the action (or such longer period as may be required by law).

     (d) Subsequent to the date that a class of the Company's shares are registered pursuant to Section 12 or Section 15 under the Securities Exchange Act of 1934, as amended, a majority of all votes entitled to be cast by a voting group will be sufficient to approve any (a) amendment to the Articles of Incorporation, (b) plan of merger or share exchange, (c) sale of assets other than in the usual and regular course of business of the Company or (d) dissolution of the Company.

               ARTICLE 6.  LIMITATION OF LIABILITY OF DIRECTORS

     No director of the Company shall be personally liable to the Company or its shareholders for monetary damages for his or her conduct as a director, which conduct takes place on or after the date this Article becomes effective, except for (i) acts or omissions that involve intentional misconduct or a knowing violation of law by the director, (ii) conduct violating RCW 23B.08.310, or
(iii) any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled. If, after this Article becomes effective, the Washington Business Corporation Act (the "Act") is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be deemed eliminated or limited to the fullest extent permitted by the Act, as so amended. Any amendment to or repeal of this Article shall not adversely affect any right or protection of a director of the Company for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. This provision shall not eliminate or limit the liability of a director for any act or omission occurring prior to the date this Article becomes effective.

              ARTICLE 7.  INDEMNIFICATION OF DIRECTORS, OFFICERS,
                             EMPLOYEES AND AGENTS

7.1  The Company shall have the following powers:

     (a) The Company may indemnify and hold harmless to the fullest extent not prohibited by applicable law each person who was or is made a party to or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or other proceeding, whether civil, criminal, derivative, administrative or investigative, by reason of the fact that he or she is or was a director, officer, employee or agent of the Company or that he or she is or was serving at the request of the Company as a director, officer, employee, agent, trustee, or in any other capacity of another company or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action or omission in an official capacity or in any other capacity while serving as a director, officer, employee, agent, trustee or in any other capacity, against all expense, liability and loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) reasonably incurred or suffered by such person in connection therewith. Such indemnification may continue as to a person who has ceased to be a director, officer, employee or agent of the Company and shall inure to the benefit of his or her heirs and personal representatives.

     (b) The Company may pay expenses incurred in defending any such proceeding in advance of the final disposition of any such proceeding; provided, however, that the payment of such expenses in advance of the final disposition of a proceeding shall be made to or on behalf of a director, officer, employee or agent only upon delivery to the Company of: (i) a written undertaking (in the form of an unlimited general obligation of the director, officer, employee or agent), by and on behalf of such director, officer, employee or agent, to repay all amounts so advanced, which undertaking may be unsecured and may be accepted without reference to financial ability to make repayment and (ii) a written affirmation by the director, officer, employee or agent of such person's good-faith belief that such person has met the standard of conduct prescribed in
Section 23B.08.510 of the Act.

     (c) The Company may enter into contracts with any person who is or was a director, officer, employee or agent of the Company in furtherance of the provisions of this Article 7 and may create a trust fund, grant a security interest in property of the Company, or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Article 7.

     (d) If the Act is amended in the future to expand or increase the power of the Company to indemnify, to pay expenses in advance of final disposition, to enter into contracts, or to expand or increase any similar or related power, then, without any further requirement of action by the shareholders or directors of the Company, the powers described in this Article 7 shall be expanded and increased to the fullest extent permitted by the Act, as so amended.

     (e) No indemnification shall be provided under this Article 7 to any such person if the Company is prohibited by the nonexclusive provisions of the Act or other applicable law as then in effect from paying such indemnification. For example, no indemnification shall be provided to any director in respect of any proceeding, whether or not involving action in his or her official capacity, in which he or she shall have been finally adjudged to be liable on the basis of intentional misconduct or knowing violation of law by the director, or from conduct of the director in violation of Section 23B.08.310 of the Act, or that the director personally received a benefit in money, property or services to which the director was not legally entitled.

7.2 The Company shall indemnify and hold harmless any person who is or was a director or officer of the Company, and pay expenses in advance of final disposition of a proceeding, to the full extent to which the Company is empowered.

7.3 The Company may, by action of its Board of Directors from time to time, indemnify and hold harmless any person who is or was an employee or agent of the Company, and pay expenses in advance of final disposition of a proceeding, to the full extent to which the Company is empowered, or to a lesser extent which the Board of Directors may determine.

7.4 The rights to indemnification and payment of expenses in advance of final disposition of a proceeding conferred by or pursuant to this Article 7 shall be contract rights.

7.5 A director, officer, employee or agent ("claimant") shall be presumed to be entitled to indemnification and/or payment of expenses under this Article 7 upon submission of a written claim (and, in an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition, where the undertaking and affirmation in Section 7.1(b) above have been delivered to the Company) and thereafter the Company shall have the burden of proof to overcome the presumption that the claimant is so entitled.

     If a claim under this Article 7 is not paid in full by the Company within sixty (60) days after a written claim has been received by the Company, except in the case of a claim for expenses incurred in defending a proceeding in advance of its final disposition, in which case the applicable period shall be twenty (20) days, the claimant may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, to the extent successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. Neither the failure of the Company (including its board of directors, its shareholders or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification of or reimbursement or advancement of expenses to the claimant is proper in the circumstances nor an actual determination by the Company (including its board of directors, its shareholders or independent legal counsel) that the claimant is not entitled to indemnification or to the reimbursement or advancement of expenses shall be a defense to the action or create a presumption that the claimant is not so entitled.

7.6 The right to indemnification and payment of expenses in advance of final disposition of a proceeding conferred in this Article 7 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the articles of incorporation, bylaws, agreement, vote of shareholders or disinterested directors or otherwise.

7.7 The Company may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee, agent or trustee of the Company or another company, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the Act.

7.8 Any repeal or modification of this Article 7 shall not adversely affect any right of any person existing at the time of such repeal or modification.

7.9 If any provision of this Article 7 or any application thereof shall be invalid, unenforceable or contrary to applicable law, the remainder of this
Article 7, or the application of such provision to persons or circumstances other than those as to which it is held invalid, unenforceable or contrary to applicable law, shall not be affected thereby and shall continue in full force and effect.

7.10 For purposes of this Article 7, applicable law shall at all times be construed as the applicable law in effect at the date indemnification may be sought, or the law in effect at the date of the action, omission or other event giving rise to the situation for which indemnification may be sought, whichever is selected by the person seeking indemnification. As of the date hereof, applicable law shall include Section 23B.08.500 through .600 of the Act.

              ARTICLE 8.  AMENDMENT TO ARTICLES OF INCORPORATION

     Subject to the rights of the holders of any shares of Preferred Stock then outstanding, the Company reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on shareholders and directors are subject to this reserved power.

                              BRIAZZ, INC.

                              By: /s/ Victor D. Alhadeff
                                  ----------------------
                                 Victor D. Alhadeff
                                 Chief Executive Officer

Date: March 28, 2001